UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23039

AllianzGI Diversified Income & Convertible Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2017

Date of reporting period:	July 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2-3	Letter from the President
4-9	Fund Insights
10-12	Performance & Statistics
13-46	Schedules of Investments
47	Statements of Assets and Liabilities
48	Statements of Operations
49-50	Statements of Changes in Net Assets
51	Statement of Cash Flows
52-69	Notes to Financial Statements
70-72	Financial Highlights
73-74	Annual Shareholder Meeting Results
75	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
76-82	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
83-85	Privacy Policy

July 31, 2016 | Semi-Annual Report 1

Letter from the President

Dear Shareholder:

The US economy expanded at a moderate pace during the six-month reporting period ended July 31, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US and international equities generated strong results. In addition, the US bond market posted a positive return during the reporting period.

For the six-month period ended July 31, 2016

¡  AllianzGI Diversified Income & Convertible Fund returned 18.13% on net asset value (“NAV”) and 22.41% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 12.05% on NAV and 18.47% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 10.75% on NAV and 16.23% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the six-month period ended July 31, 2016, the Russell 3000 Index, a broad measure of US stock market performance, gained 14.18%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 15.34%; and the Russell 1000 Growth Index, a measure of growth-style stocks, gained 12.42%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 13.66%.

US gross domestic product (“GDP”), which is an approximation of the value of goods and services produced in the country, the broadest measure of economic activity and a key indicator of economic performance, expanded at a revised 0.9% annualized pace during the fourth quarter of 2015. Economic growth then decelerated, as GDP grew at an annualized pace of 0.8% during the first quarter of 2016. In addition, the Commerce Department’s second estimate showed that GDP – released after the reporting period had ended – grew at an annualized pace of 1.1% for the second quarter of 2016.

At its meeting in December 2015 the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its expectations for growth in the US for 2016. In its official statement following its meeting in July 2016 the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only

2 Semi-Annual Report | July 31, 2016

gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the US and a host of geopolitical issues.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

In such an environment, we expect investors to be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC*, the Funds’ investment manager, NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Thomas J. Fuccillo

President & Chief Executive Officer

* Effective October 1, 2016 the Funds’ investment manager is Allianz Global Investors U.S. LLC. NFJ Investment Group LLC will continue as a sub-adviser to the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund.

July 31, 2016 | Semi-Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2016 through July 31, 2016 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2016, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 18.13% on NAV and 22.41% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, returned 12.42%; high-yield securities, as reflected by the BofA Merrill Lynch High Yield Master II Index, returned 13.88%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 13.66%.

Market Overview

The path for convertible, high yield and large-cap equity markets was higher over the reporting period.

The market began 2016 by continuing last year’s downward trend, trading sharply lower through mid-February 2016. The markets then turned dramatically higher, experiencing only a brief setback when the UK public voted to exit (“Brexit”) the European Union, and rallied into the end of July as investors gravitated toward riskier assets.

Strong US Treasury demand, driven by a weak global bond yield environment, had a positive impact on high-yield and convertible bonds, as investors sought yield-oriented assets.

Fed communications continued to influence sentiment throughout the reporting period as investors interpreted Fed Chair Janet Yellen’s remarks. Outside of the US, aggressive quantitative-easing measures by global central banks remained in place, and on balance, this accommodative environment helped support the performance of risk assets.

Evidence of the appetite for risky assets was apparent when examining the returns for bonds by their credit ratings within the high-yield asset class. The lowest-quality, most distressed issues substantially outperformed higher-quality bonds. This credit dynamic was also evident in the convertible market.

US economic data continued to be mixed, but overall, the trend in economic data reinforced the favorable conditions for high-yield bonds, convertibles and stocks.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the reporting period just

4 Semi-Annual Report | July 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

above 20 and spiked to 28 in February 2016, coinciding with stock market weakness. It then moved lower with a recovery in equities. Finally, the VIX rose in front of and on the day of the Brexit decision before reversing to close the reporting period at 11.9.

Portfolio Review

The Fund provided attractive income over the reporting period.

In the equity sleeve, information technology, health care and industrials sectors helped relative performance. Conversely, the consumer staples, financials and energy sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were energy, consumer staples and health care. On the other hand, technology, industrials and consumer discretionary pressured relative performance.

In the high-yield sleeve, industries that aided relative performance were utilities, banking and technology. In contrast, energy, theatres & entertainment and the metals/mining ex-steel industries hampered relative performance.

Regarding the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums.

Outlook

The short-term forecasts for the high yield, convertible, and equity markets are challenging. The path for all three markets may be choppy and, at times, may require strong conviction. Investors would be wise to take advantage of lower prices when they present themselves.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2016 through July 31, 2016 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2016, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 12.05% on NAV and 18.47% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 12.42%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 13.66%.

Market Overview

The path for convertible and large-cap equity markets was higher over the reporting period.

The market began 2016 by continuing last year’s downward trend, trading sharply lower through mid-February 2016. The markets then turned dramatically higher, experiencing only

July 31, 2016 | Semi-Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

a brief setback when the UK public voted to exit the European Union, and rallied into the end of July as investors gravitated toward riskier assets.

Strong US Treasury demand, driven by a weak global bond yield environment, had a positive impact on convertibles, as investors sought yield-oriented assets.

Fed communications continued to influence sentiment throughout the reporting period as investors interpreted Fed Chair Janet Yellen’s remarks. Outside of the US, aggressive quantitative-easing measures by global central banks remained in place, and on balance, this accommodative environment helped support the performance of risk assets.

Evidence of the appetite for risky assets was apparent when examining the returns for components of the convertible asset class. While yield-oriented or busted convertibles outperformed both total return and equity convertibles, the lowest quality and most distressed issuers substantially outperformed higher quality bonds. Although this trend reflected an improved fundamental backdrop, the outperformance of the lowest quality category was also technically driven, reflecting their oversold levels.

US economic data continued to be mixed, but overall, the trend in economic data reinforced the favorable conditions for convertibles and stocks.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

The VIX started the reporting period just above 20 and spiked to 28 in February 2016, coinciding with stock market weakness. It then moved lower with a recovery in equities. Finally, the VIX rose in front of and on the day of the Brexit decision before reversing to close the period at 11.9.

Portfolio Review

The Fund provided attractive income over the reporting period.

In the equity sleeve, information technology, health care and utilities sectors helped relative performance. Conversely, the consumer staples, energy and financials sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were materials, health care and energy. On the other hand, the consumer discretionary, technology and telecommunications sectors pressured relative performance.

Regarding the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums.

6 Semi-Annual Report | July 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Outlook

The short-term forecasts for the convertible and equity markets are challenging. The path for these markets may be choppy and, at times, may require strong conviction. We believe that investors would be wise to take advantage of lower prices when they present themselves.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2016 through July 31, 2016 as provided by the NFJ Investment Team.

For the six-month period ended July 31, 2016, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 10.75% on NAV and 16.23% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, returned 15.34%; and convertibles securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 13.66%.

Market Overview

US equities rallied strongly over the reporting period against a backdrop of the UK’s June 23, 2016 Brexit vote and the Fed’s decision to pause increases in interest rates. Signs that commodity prices may have stabilized and additional central bank stimulus measures overseas boosted investor sentiment, helping the market recover. Merger and acquisition activity remained subdued compared to the elevated levels seen in 2015, but share buybacks continued to underpin valuations: US share buybacks rose to $95 billion in February 2016, the third highest month on record. Equities in the S&P 500 Index touched a record closing high during the month of July as rising risk appetite and better than expected economic data helped to support valuations. Commodity prices largely trended upward as global uncertainty grew and the price of gold gained ground.

Within the Russell 1000 Value index, all ten GICS economic sectors delivered returns of 10% or more over the reporting period. Materials (39.8%) and telecom services (20.78%) led performance results, followed by 19%+ returns from the IT and industrials sectors. Consumer staples and financials posted the weakest results, gaining just 10%.

Investors gravitated toward risk assets during the reporting period, and one of the greatest beneficiaries of this trend was convertibles, which rallied alongside equities. Evidence of the appetite for risky assets was apparent when examining the returns for components of the convertible asset class. While yield-oriented or busted convertibles outperformed both total return and equity convertibles, the lowest quality and most distressed issuers substantially outperformed higher quality bonds. Although this trend reflected an improved fundamental backdrop, the outperformance of the lowest quality category

July 31, 2016 | Semi-Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

was also technically driven, reflecting their oversold levels.

Strong US Treasury demand, driven by a weak global bond yield environment, also had a positive impact on convertibles as investors sought yield-oriented assets.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive credit impact for many energy and materials issuers in the convertible market.

New convertible issuance brought the year-to-date 2016 total to $17.4 billion. This compares with roughly $24.6 billion in maturities and redemptions.

Portfolio Review

The equity portion of the Fund delivered robust positive returns but failed to keep pace with the Russell 1000 Value Index. Negative stock selection offset positive sector allocation and drove relative underperformance during the reporting period. In terms of security selection, the Fund’s holdings in IT and industrials were the most beneficial. However, these positive results were overwhelmed by negative selection in the financials, energy and materials sectors.

From a sector allocation perspective, overweight positions in materials and telecom services boosted the Fund’s performance.

Conversely, the Fund’s overweight in consumer discretionary and an underweight in health care somewhat detracted from results.

During the reporting period, within the equity portion of the Fund, the largest overweights relative to the Russell 1000 Value Index were in the telecom services, consumer discretionary and materials sectors. The Fund’s largest relative underweights were in the consumer staples, materials and utilities sectors.

In the convertible sleeve, sectors that helped relative performance during the reporting period included energy, materials and consumer staples. An underweight in health care was beneficial, as was stock picking in the energy sector. In contrast, technology, telecom and consumer discretionary sector exposure weighed on performance. An overweight and issue selection in all three of the above-mentioned sectors was a detractor.

In the equity option sleeve, calls written on financials, technology and the energy sector added to returns, as the Fund was able to retain the premium on many of the options that were written, despite positive performances in these indexes over the period. Strong equity performance in the broader market, led by utilities and the S&P 500 Index (used to cover exposure in multiple sectors such as healthcare, industrials, and materials) which returned 16.8% and 13.3%, respectively,

8 Semi-Annual Report | July 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

during the reporting period. The strong performance in the S&P 500 Index and utilities resulted in many of those option positions expiring in-the-money, requiring cash assignments in excess of the premium collected.

Outlook

The short-term forecasts for the convertible and equity markets are challenging. The path for all these markets may be choppy and, at times, may require strong conviction. We believe that investors would be wise to take advantage of lower prices when they present themselves.

July 31, 2016 | Semi-Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	22.41%	18.13%
1 Year	1.32%	0.45%
Commencement of Operations (5/27/15) to 7/31/16	-12.39%	-1.06%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 7/31/16	Market Price	$18.98
	NAV(2)	$21.22
NAV	Discount to NAV	-10.56%
Market Price	Market Price Yield(3)	10.56%
	Leverage Ratio(4)	32.51%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared August 1, 2016) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at July 31, 2016.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Semi-Annual Report | July 31, 2016

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	18.47%	12.05%
1 Year	8.07%	3.25%
5 Year	9.25%	8.28%
Commencement of Operations (2/27/07) to 7/31/16	5.22%	6.16%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 7/31/16	Market Price	$19.28
	NAV(2)	$21.49
NAV	Discount to NAV	-10.28%
Market Price	Market Price Yield(3)	7.88%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2016.

July 31, 2016 | Semi-Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	16.23%	10.75%
1 Year	-2.16%	-3.04%
5 Year	3.84%	4.75%
10 Year	3.49%	3.48%
Commencement of Operations (2/28/05) to 7/31/16	3.19%	4.18%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 7/31/16	Market Price	$12.73
	NAV(2)	$14.44
NAV	Discount to NAV	-11.84%
Market Price	Market Price Yield(3)	5.52%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2016.

12 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 61.1%
	Air Freight & Logistics – 1.1%
$1,610	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (a)	$1,596,919
840	Echo Global Logistics, Inc., 2.50%, 5/1/20 (a)	831,075
		2,427,994
	Automobiles – 2.2%
25,440	Fiat Chrysler, 7.875%, 12/15/16 (a)	1,591,590
3,445	Tesla Motors, Inc., 0.25%, 3/1/19 (a)	3,188,778
		4,780,368
	Biotechnology – 3.5%
	BioMarin Pharmaceutical, Inc. (a),
695	0.75%, 10/15/18	886,994
760	1.50%, 10/15/20	1,008,900
45	Exelixis, Inc., 4.25%, 8/15/19 (a)	78,075
715	Incyte Corp., 0.375%, 11/15/18 (a)	1,311,131
1,005	Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22 (a)	1,100,475
790	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19 (a)	1,460,513
365	Novavax, Inc., 3.75%, 2/1/23 (a)(b)(c)	473,131
195	Regeneron Pharmaceuticals, Inc., 1.875%, 10/1/16 (a)	986,700
185	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (a)(b)(c)	280,853
		7,586,772
	Building Materials – 0.9%
1,830	Cemex SAB de CV, 3.75%, 3/15/18 (a)	2,054,175
	Communications Equipment – 1.5%
1,490	Ciena Corp., 3.75%, 10/15/18 (a)(b)(c)	1,776,825
1,160	Palo Alto Networks, Inc., zero coupon, 7/1/19 (a)	1,547,875
		3,324,700
	Construction & Engineering – 1.5%
1,470	Dycom Industries, Inc., 0.75%, 9/15/21 (a)(b)(c)	1,737,356
1,320	Tutor Perini Corp., 2.875%, 6/15/21 (a)(b)(c)	1,452,000
		3,189,356
	Consumer Finance – 0.3%
675	PRA Group, Inc., 3.00%, 8/1/20 (a)	564,891
	Electrical Equipment – 0.8%
2,225	SolarCity Corp., 1.625%, 11/1/19 (a)	1,649,281
	Health Care Equipment & Supplies – 4.0%
1,610	Hologic, Inc., 2.00%, 3/1/42 (a)(d)	2,191,612
965	Integra LifeSciences Holdings Corp., 1.625%, 12/15/16 (a)	1,549,428
1,410	NuVasive, Inc., 2.25%, 3/15/21 (a)(b)(c)	1,729,013
1,075	Spectranetics Corp., 2.625%, 6/1/34 (a)	1,101,203
1,775	Wright Medical Group NV, 2.25%, 11/15/21 (a)(b)(c)	2,161,063
		8,732,319

July 31, 2016 | Semi-Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 1.5%
$1,175	HealthSouth Corp., 2.00%, 12/1/43 (a)	$1,440,844
1,515	Molina Healthcare, Inc., 1.625%, 8/15/44 (a)	1,770,656
		3,211,500
	Health Care Technology – 0.9%
910	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20 (a)	964,600
895	Medidata Solutions, Inc., 1.00%, 8/1/18 (a)	1,047,709
		2,012,309
	Household Durables – 1.1%
825	CalAtlantic Group, Inc., 1.625%, 5/15/18 (a)	1,047,234
695	Lennar Corp., 3.25%, 11/15/21 (a)	1,388,263
		2,435,497
	Independent Power & Renewable Electricity Producers – 0.0%
95	NRG Yield, Inc., 3.50%, 2/1/19 (a)(b)(c)	95,594
	Insurance – 0.8%
2,085	AmTrust Financial Services, Inc., 2.75%, 12/15/44 (a)	1,636,725
	Internet & Catalog Retail – 2.1%
1,390	Ctrip.com International Ltd., 1.00%, 7/1/20 (a)	1,513,363
2,585	Priceline Group, Inc., 0.35%, 6/15/20 (a)	3,147,237
		4,660,600
	Internet Software & Services – 4.7%
1,120	Cornerstone OnDemand, Inc., 1.50%, 7/1/18 (a)	1,195,600
1,495	Gogo, Inc., 3.75%, 3/1/20 (a)	976,429
1,230	j2 Global, Inc., 3.25%, 6/15/29 (a)	1,440,638
2,060	LinkedIn Corp., 0.50%, 11/1/19 (a)	2,049,700
940	Pandora Media, Inc., 1.75%, 12/1/20 (a)(b)(c)	1,005,800
905	VeriSign, Inc., 4.345%, 8/15/37 (a)	2,291,347
1,300	WebMD Health Corp., 2.625%, 6/15/23 (a)(b)(c)	1,319,500
		10,279,014
	Iron/Steel – 0.2%
295	AK Steel Corp., 5.00%, 11/15/19 (a)	438,444
	IT Services – 3.0%
1,425	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22 (a)(b)(c)	1,460,625
1,595	Cardtronics, Inc., 1.00%, 12/1/20 (a)	1,706,650
1,185	CSG Systems International, Inc., 4.25%, 3/15/36 (a)(b)(c)	1,264,987
1,640	Euronet Worldwide, Inc., 1.50%, 10/1/44 (a)	2,014,125
		6,446,387
	Life Sciences Tools & Services – 0.8%
1,700	Illumina, Inc., 0.50%, 6/15/21 (a)	1,802,000
	Machinery – 0.2%
440	Trinity Industries, Inc., 3.88%, 6/1/36	528,825
	Media – 1.2%
445	Liberty Interactive LLC, 0.75%, 3/30/43 (a)	514,927
2,055	Live Nation Entertainment, Inc., 2.50%, 5/15/19 (a)	2,192,428
		2,707,355

14 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Metals & Mining – 0.5%
$965	RTI International Metals, Inc., 1.625%, 10/15/19 (a)	$1,069,944
	Oil & Gas – 0.5%
1,035	Weatherford International Ltd., 5.875%, 7/1/21 (a)	1,152,731
	Oil, Gas & Consumable Fuels – 0.8%
2,820	Cheniere Energy, Inc., 4.25%, 3/15/45 (a)	1,704,338
990	Energy XXI Ltd., 3.00%, 12/15/18 (a)(e)	5,445
		1,709,783
	Pharmaceuticals – 4.9%
775	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19 (a)	899,000
1,035	Depomed, Inc., 2.50%, 9/1/21 (a)	1,229,062
1,660	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (a)	1,650,663
1,945	Impax Laboratories, Inc., 2.00%, 6/15/22 (a)	1,795,478
1,740	Jazz Investments I Ltd., 1.875%, 8/15/21 (a)	1,909,650
1,905	Medicines Co., 2.75%, 7/15/23 (a)(b)(c)	2,003,822
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26 (a)	1,278,000
		10,765,675
	Real Estate Investment Trust – 0.5%
1,070	Extra Space Storage LP, 3.125%, 10/1/35 (a)(b)(c)	1,179,675
	Semiconductors & Semiconductor Equipment – 10.0%
1,610	Cypress Semiconductor Corp., 4.50%, 1/15/22 (a)(b)(c)	1,800,181
1,390	Inphi Corp., 1.125%, 12/1/20 (a)(b)(c)	1,562,013
2,395	Intel Corp., 3.25%, 8/1/39 (a)	4,095,462
1,505	Lam Research Corp., 1.25%, 5/15/18 (a)	2,302,650
1,775	Microchip Technology, Inc., 1.625%, 2/15/25 (a)	2,124,453
	Micron Technology, Inc. (a),
90	2.125%, 2/15/33	130,781
3,030	3.00%, 11/15/43	2,458,088
395	Novellus Systems, Inc., 2.625%, 5/15/41 (a)	1,046,750
440	NVIDIA Corp., 1.00%, 12/1/18 (a)	1,246,575
1,815	NXP Semiconductors NV, 1.00%, 12/1/19 (a)	2,025,994
3,615	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)(c)(e)	162,675
	SunPower Corp. (a),
1,115	0.875%, 6/1/21	905,937
1,035	4.00%, 1/15/23 (b)(c)	902,391
525	Xilinx, Inc., 2.625%, 6/15/17 (a)	927,937
		21,691,887
	Software – 8.3%
1,120	BroadSoft, Inc., 1.00%, 9/1/22 (a)(b)(c)	1,461,600
1,230	Citrix Systems, Inc., 0.50%, 4/15/19 (a)	1,447,556
405	Interactive Intelligence Group, Inc., 1.25%, 6/1/20 (a)	438,666
	Nuance Communications, Inc. (a),
1,420	1.00%, 12/15/35 (b)(c)	1,282,438
975	1.50%, 11/1/35	970,734
1,795	Proofpoint, Inc., 0.75%, 6/15/20 (a)	2,119,222

July 31, 2016 | Semi-Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Software (continued)
$1,715	Red Hat, Inc., 0.25%, 10/1/19 (a)	$2,112,666
900	Rovi Corp., 0.50%, 3/1/20 (a)	913,500
1,715	Salesforce.com, Inc, 0.25%, 4/1/18 (a)	2,258,440
1,575	ServiceNow, Inc., zero coupon, 11/1/18 (a)	1,865,391
900	Take-Two Interactive Software, Inc., 1.00%, 7/1/18 (a)	1,701,000
1,515	Verint Systems, Inc., 1.50%, 6/1/21 (a)	1,429,781
		18,000,994
	Thrifts & Mortgage Finance – 1.3%
920	MGIC Investment Corp., 2.00%, 4/1/20 (a)	1,115,500
1,315	Radian Group, Inc., 2.25%, 3/1/19 (a)	1,668,406
		2,783,906
	Trading Companies & Distributors – 1.0%
1,265	Air Lease Corp., 3.875%, 12/1/18 (a)	1,586,784
360	WESCO International, Inc., 6.00%, 9/15/29 (a)	697,500
		2,284,284
	Transportation Infrastructure – 1.0%
1,820	Macquarie Infrastructure Corp., 2.875%, 7/15/19 (a)	2,114,612
	Total Convertible Bonds & Notes (cost-$149,078,879)	133,317,597

Shares
Common Stock (a) – 35.0%
	Aerospace & Defense – 0.9%
14,000	Boeing Co.	1,871,240
	Auto Components – 0.8%
36,200	Johnson Controls, Inc.	1,662,304
	Automobiles – 1.0%
16,775	Ferrari NV	757,727
104,700	Ford Motor Co.	1,325,502
		2,083,229
	Banks – 0.7%
34,000	Wells Fargo & Co.	1,630,980
	Beverages – 1.3%
30,000	Coca-Cola Co.	1,308,900
14,200	PepsiCo, Inc.	1,546,664
		2,855,564
	Biotechnology – 2.9%
30,600	AbbVie, Inc.	2,026,638
9,300	Amgen, Inc.	1,599,879
4,200	Biogen, Inc. (f)	1,217,706
18,600	Gilead Sciences, Inc.	1,478,142
		6,322,365
	Chemicals – 0.7%
15,400	Monsanto Co.	1,644,258

16 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Communications Equipment – 0.5%
17,200	Qualcomm, Inc.	$1,076,376
	Construction & Engineering – 0.4%
15,300	Fluor Corp.	818,856
	Diversified Telecommunications Services – 0.6%
25,100	Verizon Communications, Inc.	1,390,791
	Electronic Equipment, Instruments & Components – 0.6%
22,500	Amphenol Corp., Class A	1,339,200
	Energy Equipment & Services – 0.5%
15,000	Schlumberger Ltd.	1,207,800
	Food & Staples Retailing – 2.0%
8,400	Costco Wholesale Corp.	1,404,648
37,600	Kroger Co.	1,285,544
22,400	Walgreens Boots Alliance, Inc.	1,775,200
		4,465,392
	Health Care Equipment & Supplies – 0.5%
21,400	Baxter International, Inc.	1,027,628
	Health Care Providers & Services – 1.6%
9,300	McKesson Corp.	1,809,408
11,100	United Health Group, Inc.	1,589,520
		3,398,928
	Hotels Restaurants & Leisure – 1.6%
12,100	McDonald’s Corp.	1,423,565
34,300	Starbucks Corp.	1,991,115
		3,414,680
	Household Products – 0.4%
11,100	Procter & Gamble Co.	950,049
	Industrial Conglomerates – 1.3%
9,200	3M Co.	1,640,912
35,500	General Electric Co.	1,105,470
		2,746,382
	Insurance – 0.6%
16,500	Prudential Financial, Inc.	1,242,285
	Internet & Catalog Retail – 0.9%
2,700	Amazon.com, Inc. (f)	2,048,787
	Internet Software & Services – 2.4%
9,500	Alibaba Group Holding Ltd., ADR (f)	783,560
2,950	Alphabet, Inc., Class A (f)	2,334,453
16,400	Facebook, Inc., Class A (f)	2,032,616
		5,150,629
	IT Services – 1.4%
7,400	International Business Machines Corp.	1,188,588
23,800	Visa, Inc., Class A	1,857,590
		3,046,178

July 31, 2016 | Semi-Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Machinery – 0.9%
16,000	AGCO Corp.	$770,560
11,200	Deere & Co.	870,352
12,200	Joy Global, Inc.	337,086
		1,977,998
	Media – 1.8%
31,400	Comcast Corp., Class A	2,111,650
18,700	The Walt Disney Co.	1,794,265
		3,905,915
	Metals & Mining – 0.4%
146,286	ArcelorMittal	953,785
	Multiline Retail – 0.9%
25,100	Target Corp.	1,890,783
	Oil, Gas & Consumable Fuels – 0.6%
8,100	Occidental Petroleum Corp.	605,313
15,200	Valero Energy Corp.	794,656
		1,399,969
	Pharmaceuticals – 0.7%
20,300	Bristol-Myers Squibb Co.	1,518,643
	Road & Rail – 0.7%
17,300	Union Pacific Corp.	1,609,765
	Semiconductors & Semiconductor Equipment – 1.6%
48,300	Intel Corp.	1,683,738
24,600	Texas Instruments, Inc.	1,715,850
		3,399,588
	Software – 1.9%
40,500	Microsoft Corp.	2,295,540
47,000	Oracle Corp.	1,928,880
		4,224,420
	Specialty Retail – 0.8%
12,300	Home Depot, Inc.	1,700,352
	Technology Hardware, Storage & Peripherals – 1.1%
22,200	Apple, Inc.	2,313,462
	Total Common Stock (cost-$83,239,319)	76,288,581

Principal Amount (000s)
Corporate Bonds & Notes (a) – 33.9%
	Aerospace & Defense – 0.9%
$1,000	KLX, Inc., 5.875%, 12/1/22 (b)(c)	1,017,500
1,000	TransDigm, Inc., 6.50%, 5/15/25	1,048,750
		2,066,250

18 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Air Freight & Logistics – 0.6%
	XPO Logistics, Inc. (b)(c),
$200	6.50%, 6/15/22	$199,000
1,000	7.875%, 9/1/19	1,038,750
		1,237,750
	Banks – 0.4%
160	CIT Group, Inc., 5.00%, 8/15/22	168,800
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24	683,635
		852,435
	Chemicals – 1.8%
1,000	A Schulman, Inc., 6.875%, 6/1/23 (b)(c)	1,020,000
1,000	Chemours Co., 7.00%, 5/15/25	855,000
750	OMNOVA Solutions, Inc., 7.875%, 11/1/18	756,562
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (b)(c)	872,500
365	Univar USA, Inc., 6.75%, 7/15/23 (b)(c)	376,863
		3,880,925
	Commercial Services – 0.9%
	Cenveo Corp. (b)(c),
205	6.00%, 8/1/19	179,375
350	6.00%, 5/15/24	315,875
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (b)(c)	425,000
1,000	United Rentals North America, Inc., 5.50%, 7/15/25	1,031,760
		1,952,010
	Commercial Services & Supplies – 0.8%
915	RR Donnelley & Sons Co., 6.00%, 4/1/24	864,675
1,000	West Corp., 5.375%, 7/15/22 (b)(c)	938,750
		1,803,425
	Construction & Engineering – 0.2%
500	AECOM, 5.875%, 10/15/24	538,750
	Consumer Finance – 1.0%
1,000	Navient Corp., 8.45%, 6/15/18	1,090,000
1,000	Springleaf Finance Corp., 6.90%, 12/15/17	1,058,020
		2,148,020
	Diversified Financial Services – 1.3%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19	720,000
1,000	International Lease Finance Corp., 8.25%, 12/15/20	1,211,250
1,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20	945,620
		2,876,870
	Electric – 0.4%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25	885,000
	Electronic Equipment, Instruments & Components – 0.4%
500	Kemet Corp., 10.50%, 5/1/18	500,000
250	Zebra Technologies Corp., 7.25%, 10/15/22	268,125
		768,125

July 31, 2016 | Semi-Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources – 0.5%
$1,000	TerraForm Power Operating LLC, 5.875%, 2/1/23 (b)(c)	$1,008,750
	Entertainment – 0.4%
750	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	783,750
	Food & Staples Retailing – 0.5%
170	Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.625%, 6/15/24 (b)(c)	181,050
1,000	SUPERVALU, Inc., 6.75%, 6/1/21	875,000
		1,056,050
	Forest Products & Paper – 0.2%
430	Mercer International, Inc., 7.75%, 12/1/22	440,750
	Health Care Equipment & Supplies – 0.2%
360	Hologic, Inc., 5.25%, 7/15/22 (b)(c)	382,950
	Health Care Products – 0.5%
1,000	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	1,026,250
	Health Care Providers & Services – 1.1%
310	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	320,591
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23	1,011,250
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22	1,037,500
		2,369,341
	Health Care Services – 0.9%
1,000	CHS/Community Health Systems, Inc., 6.875%, 2/1/22	865,000
1,000	HCA, Inc., 7.50%, 2/15/22	1,137,500
		2,002,500
	Hotels Restaurants & Leisure – 1.0%
1,000	International Game Technology PLC, 6.25%, 2/15/22 (b)(c)	1,052,500
1,000	MGM Resorts International, 6.625%, 12/15/21	1,111,880
		2,164,380
	Household Durables – 1.0%
1,000	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)(c)	1,025,000
1,000	KB Home, 8.00%, 3/15/20	1,110,000
		2,135,000
	Independent Power & Renewable Electricity Producers – 0.4%
1,000	NRG Energy, Inc., 6.25%, 5/1/24	992,500
	Internet & Catalog Retail – 0.2%
500	Netflix, Inc., 5.875%, 2/15/25	537,500
	Internet Software & Services – 0.6%
1,000	EarthLink, Inc., 7.375%, 6/1/20	1,050,000
335	Rackspace Hosting, Inc., 6.50%, 1/15/24 (b)(c)	347,562
		1,397,562
	Iron/Steel – 0.1%
265	AK Steel Corp., 7.50%, 7/15/23	280,238
	IT Services – 0.5%
1,000	Cardtronics, Inc., 5.125%, 8/1/22	1,011,250

20 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Lodging – 0.5%
$1,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (b)(c)	$1,008,750
	Machinery – 0.8%
1,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (b)(c)	925,000
940	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	923,550
		1,848,550
	Media – 2.8%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20	1,045,000
500	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24	528,750
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	1,040,000
425	CSC Holdings LLC, 6.75%, 11/15/21	452,625
1,000	DISH DBS Corp., 5.875%, 7/15/22	1,001,880
1,000	LIN Television Corp., 5.875%, 11/15/22	1,042,500
1,000	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23	1,050,000
		6,160,755
	Metals & Mining – 0.8%
1,000	ArcelorMittal, 10.85%, 6/1/19	1,180,000
545	United States Steel Corp., 8.375%, 7/1/21 (b)(c)	596,094
		1,776,094
	Multiline Retail – 0.2%
500	Dollar Tree, Inc., 5.75%, 3/1/23 (b)(c)	542,500
	Oil & Gas – 1.4%
1,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp., 8.625%, 10/15/20 (e)	225,000
1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	737,500
1,000	CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22	855,000
1,000	Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23 (b)(c)	1,022,500
165	Weatherford International Ltd., 8.25%, 6/15/23	154,275
		2,994,275
	Oil, Gas & Consumable Fuels – 2.0%
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	950,000
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20	765,000
1,000	Energy Transfer Equity LP, 5.875%, 1/15/24	1,008,090
1,000	Rice Energy, Inc., 6.25%, 5/1/22	980,000
1,000	Sanchez Energy Corp., 6.125%, 1/15/23	677,500
		4,380,590
	Pharmaceuticals – 1.0%
500	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (b)(c)	436,250
1,000	Horizon Pharma, Inc., 6.625%, 5/1/23	975,000
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (b)(c)	832,500
		2,243,750
	Pipelines – 0.5%
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,030,000
	Real Estate Investment Trust – 0.7%
500	Equinix, Inc., 5.375%, 1/1/22	528,750
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	1,013,750
		1,542,500

July 31, 2016 | Semi-Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Retail – 0.4%
$1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)(c)	$852,600
	Semiconductors – 0.2%
400	Sensata Technologies BV, 5.625%, 11/1/24 (b)(c)	425,500
	Semiconductors & Semiconductor Equipment – 1.4%
1,000	Advanced Micro Devices, Inc., 6.75%, 3/1/19	1,000,940
1,000	Amkor Technology, Inc., 6.375%, 10/1/22	1,017,330
1,000	Micron Technology, Inc., 5.875%, 2/15/22	970,000
		2,988,270
	Software – 0.4%
670	First Data Corp., 7.00%, 12/1/23 (b)(c)	692,612
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	302,325
		994,937
	Technology Hardware, Storage & Peripherals – 0.4%
310	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24 (b)(c)	334,028
310	Western Digital Corp., 10.50%, 4/1/24 (b)(c)	350,300
		684,328
	Telecommunications – 3.1%
560	CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)(c)	593,600
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22	925,000
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,073,750
1,000	Intelsat Jackson Holdings S.A., 7.25%, 4/1/19	752,500
500	Level 3 Financing, Inc., 5.375%, 5/1/25	526,875
1,000	Sprint Communications, Inc., 6.00%, 11/15/22	862,880
1,000	T-Mobile USA, Inc., 6.836%, 4/28/23	1,071,250
1,000	Windstream Services LLC, 7.50%, 6/1/22	925,000
		6,730,855
	Trading Companies & Distributors – 0.5%
1,000	H&E Equipment Services, Inc., 7.00%, 9/1/22	1,047,500
Total Corporate Bonds & Notes (cost-$77,492,503)		73,850,085

Shares
Convertible Preferred Stock – 15.8%
	Commercial Services & Supplies – 0.8%
23,485	Stericycle, Inc., 5.25%, 9/15/18 (a)	1,751,746
	Diversified Telecommunications Services – 1.1%
24,375	Frontier Communications Corp., 11.125%, 6/29/18 (a)	2,410,200
	Electrical Components & Equipment – 0.9%
18,470	Belden, Inc., 6.75%, 7/15/19 (a)	1,959,852
	Financial Services – 0.9%
19,270	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (a)(b)(c)	2,038,477
	Food Products – 1.3%
12,345	Post Holdings, Inc., 5.25%, 6/1/17 (a)	1,894,155
11,320	Tyson Foods, Inc., 4.75%, 7/15/17 (a)	911,373
		2,805,528

22 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Health Care Providers & Services – 2.3%
11,480	Amsurg Corp., 5.25%, 7/1/17 (a)	$1,615,695
74,385	Anthem, Inc., 5.25%, 5/1/18 (a)	3,307,901
		4,923,596
	Independent Power & Renewable Electricity Producers – 0.3%
7,080	Dynegy, Inc., 7.00%, 7/1/19 (a)	690,654
	Media – 0.0%
1,250	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19, (b)(e)(g)(h)	13
	Oil, Gas & Consumable Fuels – 3.0%
1,970	Chesapeake Energy Corp., 5.75% (a)(b)(c)(i)	655,025
25,765	Hess Corp., 8.00%, 2/1/19 (a)	1,698,429
41,570	Kinder Morgan, Inc., 9.75%, 10/26/18 (a)	2,028,616
30,000	Sanchez Energy Corp., 6.50% (a)(i)	639,600
46,165	Southwestern Energy Co., 6.25%, 1/15/18 (a)	1,539,603
		6,561,273
	Pharmaceuticals – 3.0%
5,070	Allergan PLC, 5.50%, 3/1/18 (a)	4,544,444
2,310	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (a)	2,048,392
		6,592,836
	Real Estate Investment Trust – 1.2%
22,950	American Tower Corp., 5.50%, 2/15/18 (a)	2,539,417
	Wireless Telecommunication Services – 1.0%
28,470	T-Mobile US, Inc., 5.50%, 12/15/17 (a)	2,222,653
Total Convertible Preferred Stock (cost-$40,215,629)		34,496,245

Principal Amount (000s)
Senior Loans (b)(g)(h)(j) – 0.4%
	Media – 0.4%
$229	SFX Entertainment, Inc., 10.00%, 1/31/17, Term B, DIP, PIK (k)	228,432
749	SFXE Netherlands Holding Coöperatief U.A., 20.00%, 1/14/17, Term B, DIP, PIK	749,434
Total Senior Loans (cost-$977,866)		977,866

Units
Warrant (a)(f)(g) – 0.0%
37,000	Cenveo, Inc., expires 6/10/24 (cost-$10,114)	15,867

Principal Amount (000s)
Short-Term Investment – 2.2%
	Time Deposit – 2.2%
$4,699	BNP Paribas – Paris, 0.15%, 8/1/16 (cost-$4,699,379)	4,699,379
Total Investments, before call options written (cost-$355,713,689) – 148.4%		323,645,620

July 31, 2016 | Semi-Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Contracts		Value
Call Options Written (f) – (0.0)%
	Alphabet, Inc., (CBOE),
15	strike price $775, expires 8/19/16	$(33,750)
	Amazon.com, Inc., (CBOE),
16	strike price $825, expires 8/19/16	(696)
	Amgen, Inc., (CBOE),
55	strike price $180, expires 8/19/16	(1,265)
	Amphenol Corp., (CBOE),
135	strike price $60, expires 8/19/16	(8,775)
	Baxter International, Inc., (CBOE),
150	strike price $47.50, expires 8/19/16	(15,450)
	Bristol-Myers Squibb Co., (CBOE),
105	strike price $80, expires 8/19/16	(1,365)
	Coca-Cola Co., (CBOE),
210	strike price $47, expires 8/19/16	(315)
	Comcast Corp., (CBOE),
160	strike price $70, expires 8/19/16	(1,920)
	Costco Wholesale Corp., (CBOE),
50	strike price $175, expires 9/16/16	(3,550)
	Facebook, Inc., (CBOE),
98	strike price $135, expires 8/19/16	(931)
	General Electric Co., (CBOE),
165	strike price $34, expires 8/19/16	(248)
	Home Depot, Inc., (CBOE),
75	strike price $140, expires 8/19/16	(12,525)
	Intel Corp., (CBOE),
290	strike price $37, expires 8/19/16	(435)
	International Business Machines Corp., (ASE),
11	strike price $170, expires 8/19/16	(88)
	McDonald’s Corp., (CBOE),
60	strike price $132, expires 8/19/16	(210)
	Microsoft Corp., (ASE),
240	strike price $58.50, expires 8/19/16	(2,760)
	Occidental Petroleum Corp., (ASE),
55	strike price $80, expires 8/19/16	(687)
	Starbucks Corp., (ASE),
175	strike price $61, expires 8/19/16	(788)
	Texas Instruments, Inc., (CBOE),
150	strike price $75, expires 9/16/16	(3,450)
	Verizon Communications, Inc., (CBOE),
125	strike price $57.50, expires 8/19/16	(937)
	Visa, Inc., (CBOE),
120	strike price $83, expires 8/19/16	(600)
Total Call Options Written (premiums received-$82,843)		(90,745)
Total Investments, net of call options written (cost-$355,630,846) – 148.4%		323,554,875
Other liabilities in excess of other assets – (48.4)%		(105,553,924)
Net Assets – 100.0%		$218,000,951

24 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written and long-term and short-term loan financing.

(b)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $47,776,582, representing 21.9% of net assets.

(c)          144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e)          In default.

(f)           Non-income producing.

(g)          Fair-Valued–Securities with an aggregate value of $993,746, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)         Illiquid.

(i)             Perpetual maturity. The date shown, if any, is the next call date.

(j)            Debtor-in-possession financial obligations.

(k)         Includes approximately $23,914 extended to two indirect, wholly-owned subsidiaries located in Brazil through an intercompany note secured by all or substantially all of the assets of the Brazilian subsidiaries.

(l)             Transactions in call options written for the six months ended July 31, 2016:

	Contracts	Premiums
Options outstanding, January 31, 2016	1,870	$102,810
Options written	9,382	383,589
Options terminated in closing transactions	(3,148)	(106,685)
Options expired	(5,644)	(296,871)
Options outstanding, July 31, 2016	2,460	$82,843

(m)     Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/16
Investments in Securities – Assets
Convertible Bonds & Notes	$ –	$133,317,597	$ –	$133,317,597
Common Stock	76,288,581	–	–	76,288,581
Corporate Bonds & Notes	–	73,850,085	–	73,850,085
Convertible Preferred Stock:
Electrical Components & Equipment	–	1,959,852	–	1,959,852
Financial Services	–	2,038,477	–	2,038,477
Food Products	911,373	1,894,155	–	2,805,528
Media	–	–	13	13
Oil, Gas & Consumable Fuels	5,266,648	1,294,625	–	6,561,273
Pharmaceuticals	4,544,444	2,048,392	–	6,592,836
All Other	14,538,266	–	–	14,538,266
Senior Loans	–	–	977,866	977,866
Warrant	–	–	15,867	15,867
Short-Term Investment	–	4,699,379	–	4,699,379
	101,549,312	221,102,562	993,746	323,645,620
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(90,745)	–	–	(90,745)
Totals	$101,458,567	$221,102,562	$993,746	$323,554,875

At July 31, 2016, the Fund had no transfers between levels.

July 31, 2016 | Semi-Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2016, was as follows:

	Beginning Balance 1/31/16	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/16
Investments in Securities – Assets
Convertible Preferred Stock	$581,250	$ –	$–	$–	$–	$(581,237)	$–	$–	$13
Senior Loans	–	977,866	–	–	–	–	–	–	977,866
Warrant	–	10,113	–	–	–	5,754	–	–	15,867
Totals	$581,250	$987,979	$–	$–	$–	$(575,483)	$–	$–	$993,746

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2016:

	Ending Balance at 7/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$13	Fundamental Analytical Data Relating to the Investment	Liqiudation Value	$0.01	*
Senior Loans	977,866	Model Price	Proprietary Data Used in Model	$100.00
Warrant	15,867	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.42884

*                           Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2016, was $(575,483). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(n)         The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(90,745)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2016:

Location	Market Price
Net realized loss on:
Call options written	$(79,560)
Net change in unrealized appreciation/depreciation of:
Call options written	$(35,202)

26 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2016 (unaudited) (continued)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2016 was 2,166 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
DIP	-	Debtor-in-Possession
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements | July 31, 2016 | Semi-Annual Report 27

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited)

Shares		Value
Common Stock – 70.9%
	Aerospace & Defense – 1.8%
46,700	Boeing Co.	$6,241,922
39,116	United Technologies Corp.	4,210,837
		10,452,759
	Auto Components – 1.2%
159,800	Johnson Controls, Inc.	7,338,016
	Automobiles – 2.0%
2,817	Ferrari NV	127,244
547,300	Ford Motor Co.	6,928,818
154,426	General Motors Co.	4,870,596
		11,926,658
	Banks – 0.8%
101,000	Wells Fargo & Co.	4,844,970
	Beverages – 2.5%
164,300	Coca-Cola Co. (a)	7,168,409
72,000	PepsiCo, Inc.	7,842,240
		15,010,649
	Biotechnology – 4.7%
138,100	AbbVie, Inc. (a)	9,146,363
52,700	Amgen, Inc. (a)	9,065,981
9,700	Biogen, Inc. (b)	2,812,321
91,000	Gilead Sciences, Inc.	7,231,770
		28,256,435
	Chemicals – 1.0%
56,400	Monsanto Co.	6,021,828
	Communications Equipment – 1.3%
128,100	Qualcomm, Inc.	8,016,498
	Computers & Peripherals – 1.6%
341,500	EMC Corp.	9,657,620
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	813,504
	Diversified Telecommunications Services – 1.3%
140,400	Verizon Communications, Inc. (a)	7,779,564
	Electric Utilities – 0.6%
97,185	Exelon Corp.	3,623,057
	Electronic Equipment, Instruments & Components – 1.9%
115,400	Amphenol Corp., Class A (a)	6,868,608
208,840	Corning, Inc.	4,640,425
		11,509,033
	Energy Equipment & Services – 2.1%
103,271	Baker Hughes, Inc.	4,939,452
9,700	Diamond Offshore Drilling, Inc.	220,384
53,600	National Oilwell Varco, Inc.	1,733,960

28 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Energy Equipment & Services (continued)
72,000	Schlumberger Ltd.	$5,797,440
		12,691,236
	Food & Staples Retailing – 3.3%
44,900	Costco Wholesale Corp. (a)	7,508,178
182,400	Kroger Co.	6,236,256
74,100	Walgreens Boots Alliance, Inc.	5,872,425
		19,616,859
	Health Care Equipment & Supplies – 0.8%
93,300	Baxter International, Inc. (a)	4,480,266
	Health Care Providers & Services – 4.3%
62,781	HCA Holdings, Inc. (b)	4,842,299
38,381	Laboratory Corp. of America Holdings (a)(b)	5,356,452
46,400	McKesson Corp.	9,027,584
44,400	United Health Group, Inc.	6,358,080
		25,584,415
	Hotels Restaurants & Leisure – 2.7%
58,900	McDonald’s Corp. (a)	6,929,585
161,900	Starbucks Corp. (a)	9,398,295
		16,327,880
	Household Products – 1.2%
83,000	Procter & Gamble Co.	7,103,970
	Industrial Conglomerates – 2.1%
37,100	3M Co.	6,617,156
184,485	General Electric Co.	5,744,863
		12,362,019
	Insurance – 1.0%
79,500	Prudential Financial, Inc.	5,985,555
	Internet & Catalog Retail – 1.8%
14,000	Amazon.com, Inc. (b)	10,623,340
	Internet Software & Services – 4.4%
26,800	Alibaba Group Holding Ltd., ADR (b)	2,210,464
14,305	Alphabet, Inc., Class A (a)(b)	11,320,119
85,900	Facebook, Inc., Class A (a)(b)	10,646,446
132,029	Twitter, Inc. (b)	2,196,962
		26,373,991
	IT Services – 2.7%
42,400	International Business Machines Corp.	6,810,288
116,300	Visa, Inc., Class A (a)	9,077,215
		15,887,503
	Machinery – 2.4%
170,200	AGCO Corp.	8,196,832
52,900	Deere & Co.	4,110,859
64,300	Joy Global, Inc.	1,776,609
		14,084,300

July 31, 2016 | Semi-Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Media – 2.8%
121,800	Comcast Corp., Class A (a)	$8,191,050
88,200	The Walt Disney Co.	8,462,790
		16,653,840
	Metals & Mining – 0.8%
636,481	ArcelorMittal (b)	4,149,856
23,400	Freeport-McMoRan Copper & Gold, Inc.	303,264
		4,453,120
	Multiline Retail – 2.3%
126,482	Macy’s, Inc.	4,531,850
118,000	Target Corp.	8,888,940
		13,420,790
	Oil, Gas & Consumable Fuels – 1.9%
29,155	Apache Corp.	1,530,638
83,400	Occidental Petroleum Corp.	6,232,482
72,400	Valero Energy Corp.	3,785,072
		11,548,192
	Pharmaceuticals – 1.4%
108,500	Bristol-Myers Squibb Co. (a)	8,116,885
	Road & Rail – 0.8%
51,300	Union Pacific Corp.	4,773,465
	Semiconductors & Semiconductor Equipment – 3.3%
301,200	Intel Corp. (a)	10,499,832
130,800	Texas Instruments, Inc. (a)	9,123,300
		19,623,132
	Software – 3.5%
198,500	Microsoft Corp. (a)	11,250,980
230,000	Oracle Corp.	9,439,200
		20,690,180
	Specialty Retail – 1.7%
71,000	Home Depot, Inc. (a)	9,815,040
	Technology Hardware, Storage & Peripherals – 2.8%
160,978	Apple, Inc.	16,775,517
Total Common Stock (cost-$492,390,333)		422,242,086

Principal Amount (000s)
Convertible Bonds & Notes – 16.1%
	Automobiles – 0.4%
$30,890	Fiat Chrysler, 7.875%, 12/15/16	1,932,556
580	Tesla Motors, Inc., 0.25%, 3/1/19	536,862
		2,469,418
	Biotechnology – 0.5%
725	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	925,281

30 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Biotechnology (continued)
$2,600	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	$2,042,625
		2,967,906
	Building Materials – 0.4%
2,000	Cemex SAB de CV, 3.75%, 3/15/18	2,245,000
	Capital Markets – 0.2%
3,000	Walter Investment Management Corp., 4.50%, 11/1/19	1,125,000
	Construction & Engineering – 0.5%
2,315	Dycom Industries, Inc., 0.75%, 9/15/21 (c)(d)	2,736,041
	Consumer Finance – 0.5%
3,625	PRA Group, Inc., 3.00%, 8/1/20	3,033,672
	Electrical Equipment – 0.3%
2,700	SolarCity Corp., 1.625%, 11/1/19	2,001,375
	Energy Equipment & Services – 0.6%
3,730	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	3,459,575
	Health Care Equipment & Supplies – 0.8%
1,200	Hologic, Inc., 2.00%, 3/1/42 (e)	1,633,500
2,500	Wright Medical Group NV, 2.25%, 11/15/21 (c)(d)	3,043,750
		4,677,250
	Independent Power & Renewable Electricity Producers – 0.4%
2,265	NRG Yield, Inc., 3.25%, 6/1/20 (c)(d)	2,197,050
	Internet & Catalog Retail – 0.3%
1,500	Priceline Group, Inc., 0.35%, 6/15/20	1,826,250
	Internet Software & Services – 2.1%
1,300	Gogo, Inc., 3.75%, 3/1/20	849,069
1,500	LinkedIn Corp., 0.50%, 11/1/19	1,492,500
1,700	Pandora Media, Inc., 1.75%, 12/1/20 (c)(d)	1,819,000
1,400	Qihoo 360 Technology Co. Ltd., 2.50%, 9/15/18	1,404,382
1,500	Trulia LLC, 2.75%, 12/15/20	2,527,500
2,650	Web.com Group, Inc., 1.00%, 8/15/18	2,499,281
2,150	WebMD Health Corp., 2.625%, 6/15/23 (c)(d)	2,182,250
		12,773,982
	Machinery – 0.2%
1,000	Meritor, Inc., 7.875%, 3/1/26 (e)	1,186,250
	Media – 0.3%
1,665	Live Nation Entertainment, Inc., 2.50%, 5/15/19	1,776,347
	Metals & Mining – 0.3%
1,500	RTI International Metals, Inc., 1.625%, 10/15/19	1,663,125
	Oil, Gas & Consumable Fuels – 0.6%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	2,417,500
	Cobalt International Energy, Inc.,
1,750	2.625%, 12/1/19	790,781
1,550	3.125%, 5/15/24	636,469
		3,844,750

July 31, 2016 | Semi-Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Personal Products – 0.3%
$1,450	Herbalife Ltd., 2.00%, 8/15/19	$1,507,101
	Pharmaceuticals – 1.0%
1,500	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	1,491,562
900	Jazz Investments I Ltd., 1.875%, 8/15/21	987,750
1,750	Medicines Co., 2.75%, 7/15/23 (c)(d)	1,840,781
1,115	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,484,344
		5,804,437
	Real Estate Investment Trust – 0.4%
2,225	Extra Space Storage LP, 3.125%, 10/1/35 (c)(d)	2,453,063
	Semiconductors & Semiconductor Equipment – 4.4%
1,000	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	1,118,125
2,000	Inphi Corp., 1.125%, 12/1/20 (c)(d)	2,247,500
2,610	Intel Corp., 3.25%, 8/1/39	4,463,113
3,070	Microchip Technology, Inc., 1.625%, 2/15/25	3,674,406
5,315	Micron Technology, Inc., 3.00%, 11/15/43	4,311,794
470	NVIDIA Corp., 1.00%, 12/1/18	1,331,569
2,620	ON Semiconductor Corp., 1.00%, 12/1/20	2,472,625
2,270	Rovi Corp., 0.50%, 3/1/20	2,304,050
	SunEdison, Inc. (c)(d)(f),
4,000	2.625%, 6/1/23	180,000
1,000	3.375%, 6/1/25	45,000
	SunPower Corp.,
3,000	0.875%, 6/1/21	2,437,500
2,135	4.00%, 1/15/23 (c)(d)	1,861,453
		26,447,135
	Software – 0.4%
2,500	FireEye, Inc., 1.00%, 6/1/35	2,335,937
	Specialty Retail – 0.5%
3,495	Restoration Hardware Holdings, Inc., zero coupon, 6/15/19 (c)(d)	2,992,594
	Textiles, Apparel & Luxury Goods – 0.4%
2,595	Iconix Brand Group, Inc., 1.50%, 3/15/18	2,231,700
	Thrifts & Mortgage Finance – 0.0%
200	MGIC Investment Corp., 5.00%, 5/1/17	205,125
	Tobacco – 0.3%
1,700	Vector Group Ltd., 1.75%, 4/15/20 (g)	1,885,937
Total Convertible Bonds & Notes (cost-$101,829,319)		95,846,020

Shares
Convertible Preferred Stock – 11.7%
	Banks – 1.2%
3,050	Huntington Bancshares, Inc., 8.50% (h)	4,392,000
2,195	Wells Fargo & Co., Ser. L, 7.50% (h)	2,922,116
		7,314,116

32 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Commercial Services & Supplies – 0.4%
29,890	Stericycle, Inc., 5.25%, 9/15/18	$2,229,495
	Diversified Financial Services – 0.8%
3,965	Bank of America Corp., Ser. L, 7.25% (h)	4,781,790
	Diversified Telecommunications Services – 0.7%
42,905	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	4,242,446
	Electric Utilities – 0.9%
105,000	Exelon Corp., 6.50%, 6/1/17	5,255,250
	Financial Services – 0.4%
23,400	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (c)(d)	2,475,369
	Food Products – 1.3%
48,800	Bunge Ltd., 4.875% (h)	4,870,850
11,900	Post Holdings, Inc., 2.50% (h)	1,949,369
13,800	Tyson Foods, Inc., 4.75%, 7/15/17	1,111,038
		7,931,257
	Health Care Providers & Services – 0.6%
85,670	Anthem, Inc., 5.25%, 5/1/18	3,809,745
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	3,012,850
	Oil, Gas & Consumable Fuels – 1.1%
25,000	ATP Oil & Gas Corp., 8.00% (b)(c)(d)(f)(h)	3
34,050	Chesapeake Energy Corp., 5.00% (h)	1,012,987
46,870	Kinder Morgan, Inc., 9.75%, 10/26/18	2,287,256
39,900	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	1,330,665
35,410	WPX Energy, Inc., 6.25%, 7/31/18	1,776,520
		6,407,431
	Pharmaceuticals – 1.3%
5,515	Allergan PLC, Ser. A, 5.50%, 3/1/18	4,943,315
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	2,624,780
		7,568,095
	Real Estate Investment Trust – 2.0%
36,635	American Tower Corp., 5.50%, 2/15/18	4,053,663
98,900	FelCor Lodging Trust, Inc., Ser. A, 1.95% (h)	2,482,390
75,000	Welltower, Inc., 6.50% (h)	5,268,750
		11,804,803
	Wireless Telecommunication Services – 0.5%
36,255	T-Mobile US, Inc., 5.50%, 12/15/17	2,830,428
Total Convertible Preferred Stock (cost-$77,038,355)		69,663,075

Units
Warrant (b) – 0.0%
5,558	General Motors Co., expires 7/10/19 (cost-$336,224)	75,700

July 31, 2016 | Semi-Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
Short-Term Investment – 1.5%
	Time Deposit – 1.5%
$8,893	Wells Fargo-Grand Cayman, 0.15%, 8/1/16 (cost-$8,893,302)	$8,893,302
Total Investments, before call options written (cost-$680,487,533) – 100.2%		596,720,183

Contracts
Call Options Written (b) – (0.1)%
	AbbVie, Inc., (ISX),
895	strike price $67.50, expires 8/19/16	(43,855)
	Alphabet, Inc., (CBOE),
75	strike price $775, expires 8/19/16	(168,750)
	Amazon.com, Inc., (CBOE),
85	strike price $825, expires 8/19/16	(3,698)
	Amgen, Inc., (CBOE),
265	strike price $180, expires 8/19/16	(6,095)
	Amphenol Corp., (CBOE),
690	strike price $60, expires 8/19/16	(44,850)
	Baxter International, Inc., (CBOE),
650	strike price $47.50, expires 8/19/16	(66,950)
	Bristol-Myers Squibb Co., (CBOE),
540	strike price $80, expires 8/19/16	(7,020)
	Coca-Cola Co., (CBOE),
1,150	strike price $47, expires 8/19/16	(1,725)
	Comcast Corp., (CBOE),
610	strike price $70, expires 8/19/16	(7,320)
	Costco Wholesale Corp., (CBOE),
270	strike price $175, expires 9/16/16	(19,170)
	Facebook, Inc., (CBOE),
515	strike price $135, expires 8/19/16	(4,893)
	Home Depot, Inc., (CBOE),
425	strike price $140, expires 8/19/16	(70,975)
	Intel Corp., (CBOE),
1,505	strike price $37, expires 8/19/16	(2,257)
	Laboratory Corp. of America Holdings, (CBOE),
265	strike price $145, expires 11/18/16	(82,150)
	McDonald’s Corp., (CBOE),
295	strike price $132, expires 8/19/16	(1,033)
	Microsoft Corp., (ASE),
1,190	strike price $58.50, expires 8/19/16	(13,685)
	Starbucks Corp., (ASE),
970	strike price $61, expires 8/19/16	(4,365)
	Texas Instruments, Inc., (CBOE),
785	strike price $75, expires 9/16/16	(18,055)

34 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

Contracts		Value
	Verizon Communications, Inc., (CBOE),
705	strike price $57.50, expires 8/19/16	$(5,287)
	Visa, Inc., (CBOE),
585	strike price $83, expires 8/19/16	(2,925)
Total Call Options Written (premiums received-$426,975)		(575,058)
Total Investments, net of call options written (cost-$680,060,558) – 100.1%		596,145,125
Other liabilities in excess of other assets – (0.1)%		(621,166)
Net Assets – 100.0%		$595,523,959

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         Non-income producing.

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $27,191,979, representing 4.6% of net assets.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)           In default.

(g)          In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(h)         Perpetual maturity. The date shown, if any, is the next call date.

(i)             Transactions in call options written for the six months ended July 31, 2016:

	Contracts	Premiums
Options outstanding, January 31, 2016	7,750	$452,476
Options written	42,301	1,776,580
Options terminated in closing transactions	(11,145)	(398,668)
Options expired	(26,436)	(1,403,413)
Options outstanding, July 31, 2016	12,470	$426,975

(j)            Fair Value Measurements—See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/16
Investments in Securities – Assets
Common Stock	$422,242,086	$ –	$–	$422,242,086
Convertible Bonds & Notes	–	95,846,020	–	95,846,020
Convertible Preferred Stock:
Financial Services	–	2,475,369	–	2,475,369
Food Products	1,111,038	6,820,219	–	7,931,257
Oil, Gas & Consumable Fuels	5,394,441	1,012,990	–	6,407,431
Pharmaceuticals	4,943,315	2,624,780	–	7,568,095
All Other	45,280,923	–	–	45,280,923
Warrant	75,700	–	–	75,700
Short-Term Investment	–	8,893,302	–	8,893,302
	479,047,503	117,672,680	–	596,720,183

July 31, 2016 | Semi-Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2016 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/16
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(575,058)	–	–	(575,058)
Totals	$478,472,445	$117,672,680	$–	$596,145,125

At July 31, 2016, the Fund had no transfers between levels.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2016, was as follows:

	Beginning Balance 1/31/16	Purchases	Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/16
Investments in Securities – Assets
Convertible Preferred Stock:
Electronic Equipment, Instruments & Components	$3,895,800	$–	$(5,297,600	)†	$–	$–	$1,401,800	$–	$–	$–
Health Care Providers & Services	9,097,103	–	(10,886,327	)†	–	–	1,789,224	–	–	–
Technology Hardware, Storage & Peripherals	5,086,196	–	(6,551,657	)†	–	–	1,465,461	–	–	–
Totals	$18,079,099	$–	$(22,735,584)		$–	$–	$4,656,485	$–	$–	$–

†                 Conversion

(k)         The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(575,058)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2016:

Location	Market Price
Net realized gain on:
Call options written	$11,136
Net change in unrealized appreciation/depreciation of:
Call options written	$(306,344)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2016 was 10,094 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
ISX	-	International Securities Exchange

36 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

Shares		Value
Common Stock – 71.0%
	Aerospace & Defense – 3.0%
133,500	General Dynamics Corp.	$19,609,815
200,000	United Technologies Corp. (a)	21,530,000
		41,139,815
	Automobiles – 3.0%
1,479,700	Ford Motor Co. (a)	18,733,002
715,000	General Motors Co. (a)	22,551,100
		41,284,102
	Banks – 9.3%
489,300	Citigroup, Inc. (a)	21,436,233
967,900	Fifth Third Bancorp (a)	18,370,742
580,500	JPMorgan Chase & Co. (a)	37,134,585
195,000	PNC Financial Services Group, Inc. (a)	16,116,750
717,000	Wells Fargo & Co. (a)	34,394,490
		127,452,800
	Biotechnology – 3.2%
335,000	AbbVie, Inc. (a)	22,187,050
279,300	Gilead Sciences, Inc. (a)	22,195,971
		44,383,021
	Capital Markets – 1.5%
215,400	Ameriprise Financial, Inc. (a)	20,643,936
	Chemicals – 1.4%
290,900	Celanese Corp., Class A (a)	18,448,878
	Communications Equipment – 1.2%
546,900	Cisco Systems, Inc. (a)	16,696,857
	Construction & Engineering – 1.6%
416,000	Fluor Corp. (a)	22,264,320
	Consumer Finance – 3.0%
310,000	American Express Co.	19,982,600
311,200	Capital One Financial Corp. (a)	20,875,296
		40,857,896
	Containers/Packaging – 1.4%
429,400	International Paper Co. (a)	19,670,814
	Diversified Telecommunications Services – 4.5%
910,000	AT&T, Inc. (a)	39,393,900
138,890	Intelsat SA (b)	319,447
391,800	Verizon Communications, Inc. (a)	21,709,638
		61,422,985
	Electric Utilities – 3.1%
309,400	American Electric Power Co., Inc. (a)	21,441,420
255,700	Entergy Corp.	20,811,423
		42,252,843

July 31, 2016 | Semi-Annual Report 37

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Electrical Equipment – 1.7%
362,900	Eaton Corp. PLC (a)	$23,011,489
	Food & Staples Retailing – 1.7%
321,900	Wal-Mart Stores, Inc. (a)	23,489,043
	Health Care Providers & Services – 1.7%
262,000	Quest Diagnostics, Inc. (a)	22,626,320
	Household Products – 1.1%
175,000	Procter & Gamble Co. (a)	14,978,250
	Insurance – 5.8%
355,000	Hartford Financial Services Group, Inc.	14,146,750
633,200	MetLife, Inc. (a)	27,062,968
323,700	The Travelers Cos, Inc. (a)	37,620,414
		78,830,132
	IT Services – 2.4%
206,140	International Business Machines Corp. (a)	33,110,207
	Leisure Products – 1.7%
696,900	Mattel, Inc. (a)	23,262,522
	Metals & Mining – 0.3%
613,335	ArcelorMittal (b)	3,998,944
	Multi-Utilities – 1.5%
449,600	Public Service Enterprise Group, Inc. (a)	20,686,096
	Oil, Gas & Consumable Fuels – 9.0%
207,000	Chevron Corp. (a)	21,213,360
220,000	Exxon Mobil Corp. (a)	19,569,000
813,700	Royal Dutch Shell PLC, Class A, ADR (a)	42,141,523
760,400	Sasol Ltd., ADR (a)	20,295,076
424,600	Total SA, ADR (a)	20,423,260
		123,642,219
	Pharmaceuticals – 3.0%
170,000	Johnson & Johnson (a)	21,289,100
526,100	Pfizer, Inc. (a)	19,407,829
		40,696,929
	Road & Rail – 1.5%
318,700	Ryder System, Inc. (a)	21,002,330
	Semiconductors & Semiconductor Equipment – 1.0%
400,000	Intel Corp. (a)	13,944,000
	Software – 1.2%
487,700	CA, Inc. (a)	16,898,805
	Technology Hardware, Storage & Peripherals – 1.2%
152,200	Apple, Inc.	15,860,762
Total Common Stock (cost-$933,578,557)		972,556,315

38 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 17.7%
	Air Freight & Logistics – 0.3%
$4,400	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	$4,364,250
	Automobiles – 0.8%
65,000	Fiat Chrysler, 7.875%, 12/15/16	4,066,563
7,500	Tesla Motors, Inc., 0.25%, 3/1/19	6,942,187
		11,008,750
	Biotechnology – 0.4%
2,150	Cepheid, 1.25%, 2/1/21	1,980,688
2,000	Exelixis, Inc., 4.25%, 8/15/19	3,470,000
		5,450,688
	Capital Markets – 0.2%
6,615	Walter Investment Management Corp., 4.50%, 11/1/19	2,480,625
	Communications Equipment – 0.3%
2,500	Brocade Communications Systems, Inc., 1.375%, 1/1/20	2,473,437
	Ciena Corp.,
1,000	0.875%, 6/15/17	996,250
500	3.75%, 10/15/18 (c)(d)	596,250
		4,065,937
	Consumer Finance – 0.7%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	3,506,250
7,130	PRA Group, Inc., 3.00%, 8/1/20	5,966,919
		9,473,169
	Electronic Equipment, Instruments & Components – 0.2%
2,840	TTM Technologies, Inc., 1.75%, 12/15/20	3,329,900
	Electrical Equipment – 0.3%
5,175	SolarCity Corp., 1.625%, 11/1/19	3,835,969
	Energy Equipment & Services – 0.1%
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,181,250
	Health Care Equipment & Supplies – 0.5%
3,750	Hologic, Inc., zero coupon, 12/15/43 (e)	4,626,562
195	Wright Medical Group, Inc., 2.00%, 2/15/20	198,047
2,000	Wright Medical Group NV, 2.25%, 11/15/21 (c)(d)	2,435,000
		7,259,609
	Health Care Technology – 0.3%
4,250	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	4,505,000
	Household Durables – 0.6%
6,500	CalAtlantic Group, Inc., 0.25%, 6/1/19	6,130,313
2,000	KB Home, 1.375%, 2/1/19	1,940,000
		8,070,313
	Independent Power & Renewable Electricity Producers – 0.5%
	NRG Yield, Inc. (c)(d),
4,300	3.25%, 6/1/20	4,171,000
2,500	3.50%, 2/1/19	2,515,625
		6,686,625

July 31, 2016 | Semi-Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Insurance – 0.1%
$2,530	AmTrust Financial Services, Inc., 2.75%, 12/15/44	$1,986,050
	Internet & Catalog Retail – 0.7%
	Priceline Group, Inc.,
4,000	0.35%, 6/15/20	4,870,000
5,000	0.90%, 9/15/21	5,184,375
		10,054,375
	Internet Software & Services – 3.2%
4,000	Akamai Technologies, Inc., zero coupon, 2/15/19	3,900,020
1,500	Cornerstone OnDemand, Inc., 1.50%, 7/1/18	1,601,250
5,000	Gogo, Inc., 3.75%, 3/1/20	3,265,650
3,950	LinkedIn Corp., 0.50%, 11/1/19	3,930,250
5,000	Pandora Media, Inc., 1.75%, 12/1/20 (c)(d)	5,350,000
3,500	Trulia LLC, 2.75%, 12/15/20	5,897,500
12,530	Twitter, Inc., 0.25%, 9/15/19	11,629,406
5,000	Web.com Group, Inc., 1.00%, 8/15/18	4,715,625
3,200	WebMD Health Corp., 2.625%, 6/15/23 (c)(d)	3,248,000
		43,537,701
	Iron/Steel – 0.1%
1,000	AK Steel Corp., 5.00%, 11/15/19	1,486,250
	Life Sciences Tools & Services – 0.2%
400	Fluidigm Corp., 2.75%, 2/1/34	257,750
2,500	Illumina, Inc., 0.50%, 6/15/21	2,650,000
		2,907,750
	Machinery – 0.5%
3,020	Meritor, Inc., 7.875%, 3/1/26 (e)	3,582,475
4,500	Navistar International Corp., 4.75%, 4/15/19	2,854,688
		6,437,163
	Media – 0.3%
1,500	Liberty Media Corp., 1.375%, 10/15/23	1,599,375
2,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,133,750
		3,733,125
	Metals & Mining – 0.0%
345	RTI International Metals, Inc., 1.625%, 10/15/19	382,519
	Oil, Gas & Consumable Fuels – 0.4%
5,315	Cheniere Energy, Inc., 4.25%, 3/15/45	3,212,253
5,500	Cobalt International Energy, Inc., 2.625%, 12/1/19	2,485,313
1,000	Energy XXI Ltd., 3.00%, 12/15/18 (f)	5,500
		5,703,066
	Personal Products – 0.2%
2,080	Herbalife Ltd., 2.00%, 8/15/19	2,161,910
	Pharmaceuticals – 0.9%
3,425	Impax Laboratories, Inc., 2.00%, 6/15/22	3,161,703
3,600	Jazz Investments I Ltd., 1.875%, 8/15/21	3,951,000

40 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals (continued)
$3,800	Teligent, Inc., 3.75%, 12/15/19	$3,686,000
885	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,178,156
		11,976,859
	Semiconductors & Semiconductor Equipment – 3.4%
2,000	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	2,236,250
4,900	Inphi Corp., 1.125%, 12/1/20 (c)(d)	5,506,375
2,500	Integrated Device Technology, Inc., 0.875%, 11/15/22 (c)(d)	2,531,250
2,400	Lam Research Corp., 1.25%, 5/15/18	3,672,000
6,150	Microchip Technology, Inc., 1.625%, 2/15/25	7,360,781
	Micron Technology, Inc.,
850	2.125%, 2/15/33	1,235,156
7,200	3.00%, 11/15/43	5,841,000
5,000	NXP Semiconductors NV, 1.00%, 12/1/19	5,581,250
	ON Semiconductor Corp.,
4,690	1.00%, 12/1/20	4,426,188
2,000	2.625%, 12/15/26	2,146,250
	SunEdison, Inc. (c)(d)(f),
2,915	2.625%, 6/1/23	131,175
3,820	3.375%, 6/1/25	171,900
	SunPower Corp.,
5,000	0.875%, 6/1/21	4,062,500
2,365	4.00%, 1/15/23 (c)(d)	2,061,984
		46,964,059
	Software – 1.5%
	FireEye, Inc.,
1,000	1.00%, 6/1/35	934,375
4,500	1.625%, 6/1/35	4,131,563
1,000	NetSuite, Inc., 0.25%, 6/1/18	1,098,750
1,450	Nuance Communications, Inc., 1.00%, 12/15/35 (c)(d)	1,309,531
4,000	Red Hat, Inc., 0.25%, 10/1/19	4,927,500
450	Salesforce.com, Inc, 0.25%, 4/1/18	592,594
2,500	ServiceNow, Inc., zero coupon, 11/1/18	2,960,937
4,500	Verint Systems, Inc., 1.50%, 6/1/21	4,246,875
		20,202,125
	Specialty Retail – 0.4%
5,950	Restoration Hardware Holdings, Inc., zero coupon, 7/15/20 (c)(d)	4,771,156
	Technology Hardware, Storage & Peripherals – 0.2%
2,845	Electronics For Imaging, Inc., 0.75%, 9/1/19	3,063,709
	Textiles, Apparel & Luxury Goods – 0.4%
5,720	Iconix Brand Group, Inc., 1.50%, 3/15/18	4,919,200
Total Convertible Bonds & Notes (cost-$268,852,319)		241,999,102

July 31, 2016 | Semi-Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
Convertible Preferred Stock – 9.6%
	Banks – 0.6%
3,525	Huntington Bancshares, Inc., 8.50% (g)	$5,076,000
2,580	Wells Fargo & Co., Ser. L, 7.50% (g)	3,434,651
		8,510,651
	Commercial Services & Supplies – 0.2%
30,390	Stericycle, Inc., 5.25%, 9/15/18	2,266,790
	Diversified Financial Services – 0.7%
7,465	Bank of America Corp., Ser. L, 7.25% (g)	9,002,790
	Diversified Telecommunications Services – 0.8%
110,050	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	10,881,744
	Financial Services – 0.5%
60,000	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (c)(d)	6,347,100
	Food Products – 1.0%
78,830	Bunge Ltd., 4.875% (g)	7,868,219
15,500	Post Holdings, Inc., 2.50% (g)	2,539,094
46,045	Tyson Foods, Inc., 4.75%, 7/15/17	3,707,083
		14,114,396
	Health Care Providers & Services – 0.4%
125,775	Anthem, Inc., 5.25%, 5/1/18	5,593,214
	Independent Power & Renewable Electricity Producers – 0.2%
57,635	Dynegy, Inc., 5.375%, 11/1/17	3,256,378
	Metals & Mining – 0.2%
86,935	Alcoa, Inc., 5.375%, 10/1/17	3,147,047
	Multi-Utilities – 1.2%
204,100	AES Trust III, 6.75%, 10/15/29	10,484,617
121,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,335,010
		16,819,627
	Oil, Gas & Consumable Fuels – 1.6%
45,100	ATP Oil & Gas Corp., 8.00% (b)(c)(d)(f)(g)	5
99,950	Chesapeake Energy Corp., 5.00% (g)	2,973,512
16,265	Energy XXI Ltd., 5.625% (g)	10,572
56,750	Kinder Morgan, Inc., 9.75%, 10/26/18	2,769,400
224,530	Sanchez Energy Corp., 6.50% (g)	4,786,980
154,980	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	5,168,583
116,625	WPX Energy, Inc., 6.25%, 7/31/18	5,851,076
		21,560,128
	Pharmaceuticals – 1.0%
8,900	Allergan PLC, Ser. A, 5.50%, 3/1/18	7,977,426
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	5,520,019
		13,497,445
	Real Estate Investment Trust – 0.8%
	American Tower Corp.,
27,000	5.25%, 5/15/17	3,041,010

42 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Shares		Value
	Real Estate Investment Trust (continued)
10,000	5.50%, 2/15/18	$1,106,500
85,385	Welltower, Inc., 6.50% (g)	5,998,296
		10,145,806
	Wireless Telecommunication Services – 0.4%
75,000	T-Mobile US, Inc., 5.50%, 12/15/17	5,855,250
Total Convertible Preferred Stock (cost-$150,393,580)		130,998,366

Units
Warrant (b)(h) – 0.0%
97,838	Cenveo, Inc., expires 6/10/24 (cost-$0)	41,957

Principal Amount (000s)
Short-Term Investments – 2.9%
	Time Deposits – 2.9%
$7,451	Citibank-London, 0.15%, 8/1/16	7,451,209
16,912	Citibank-Puerto Rico, 0.15%, 8/1/16	16,911,680
15,301	Wells Fargo-Grand Cayman, 0.15%, 8/1/16	15,300,541
Total Short Term Investments (cost-$39,663,430)		39,663,430
Total Investments, before call options written (cost-$1,392,487,886) – 101.2%		1,385,259,170

Contracts
Call Options Written (b) – (1.2)%
	Consumer Discretionary Select Sector SPDR Index,
3,000	strike price $80, expires 8/5/16, (ASE)	(544,500)
3,000	strike price $80, expires 8/12/16, (CBOE)	(592,500)
4,000	strike price $81.50, expires 8/12/16, (CBOE)	(334,000)
3,000	strike price $82.50, expires 8/26/16, (CBOE)	(198,000)
	KBW Bank Index, (CBOE),
4,500	strike price $67.50, expires 8/19/16	(1,125,000)
	NASDAQ 100 Index, (CBOE),
30	strike price $4500, expires 8/5/16	(703,350)
35	strike price $4500, expires 8/12/16	(830,375)
35	strike price $4525, expires 8/19/16	(752,325)
35	strike price $4675, expires 8/26/16	(333,900)
	Philadelphia Oil Services Sector Index, (CBOE),
1,200	strike price $172, expires 9/2/16	(128,733)
800	strike price $175, expires 9/2/16	(44,759)
900	strike price $180, expires 8/19/16	(432,000)
1,000	strike price $182, expires 8/5/16	(516)
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
3,000	strike price $66, expires 8/12/16	(842,642)

July 31, 2016 | Semi-Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

Contracts		Value
3,000	strike price $67, expires 8/5/16	$(520,214)
1,500	strike price $67, expires 8/12/16	(319,809)
1,500	strike price $68, expires 8/5/16	(169,785)
3,000	strike price $70, expires 8/26/16	(377,816)
5,000	strike price $70.50, expires 9/2/16	(646,661)
	Standard & Poor’s 500 Index, (CBOE),
150	strike price $2100, expires 8/5/16	(1,123,500)
75	strike price $2110, expires 8/5/16	(494,625)
100	strike price $2115, expires 8/19/16	(636,500)
100	strike price $2120, expires 8/5/16	(562,500)
150	strike price $2120, expires 8/12/16	(864,750)
100	strike price $2120, expires 8/26/16	(625,500)
100	strike price $2125, expires 8/5/16	(514,500)
100	strike price $2125, expires 8/12/16	(530,500)
100	strike price $2140, expires 8/19/16	(423,500)
100	strike price $2140, expires 8/26/16	(461,500)
100	strike price $2170, expires 8/19/16	(206,000)
100	strike price $2175, expires 9/2/16	(248,500)
100	strike price $2180, expires 8/26/16	(185,500)
100	strike price $2180, expires 9/2/16	(220,000)
100	strike price $2180, expires 9/9/16	(248,500)
100	strike price $2185, expires 9/2/16	(191,000)
Total Call Options Written (premiums received-$7,250,204)		(16,433,760)
Total Investments, net of call options written (cost-$1,385,237,682) – 100.0%		1,368,825,410
Other assets less other liabilities – 0.0%		498,934
Net Assets – 100.0%		$1,369,324,344

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         Non-income producing.

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $43,382,601, representing 3.2% of net assets.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)           In default

(g)          Perpetual maturity. The date shown, if any, is the next call date.

(h)         Fair-Valued–Security with a value of $41,957, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

44 Semi-Annual Report | July 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

(i)             Transactions in call options written for the six months ended July 31, 2016:

	Contracts	Premiums
Options outstanding, January 31, 2016	36,590	$7,877,431
Options written	141,670	31,336,229
Options terminated in closing transactions	(38,660)	(15,042,511)
Options expired	(90,390)	(16,299,959)
Options exercised	(9,000)	(620,986)
Options outstanding, July 31, 2016	40,210	$7,250,204

(j)            Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/16
Investments in Securities – Assets
Common Stock	$972,556,315	$–	$–	$972,556,315
Convertible Bonds & Notes	–	241,999,102	–	241,999,102
Convertible Preferred Stock:
Financial Services	–	6,347,100	–	6,347,100
Food Products	3,707,083	10,407,313	–	14,114,396
Oil, Gas & Consumable Fuels	13,789,059	7,771,069	–	21,560,128
Pharmaceuticals	7,977,426	5,520,019	–	13,497,445
All Other	75,479,297	–	–	75,479,297
Warrant	–	–	41,957	41,957
Short-Term Investments	–	39,663,430	–	39,663,430
	1,073,509,180	311,708,033	41,957	1,385,259,170
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	(13,382,825)	(3,050,935)	–	(16,433,760)
Totals	$1,060,126,355	$308,657,098	$41,957	$1,368,825,410

At July 31, 2016, the Fund had no transfers between levels.

July 31, 2016 | Semi-Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2016, was as follows:

	Beginning Balance 1/31/16	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/16
Investments in Securities – Assets
Warrant	$–	$–*	$–	$–	$–	$41,957	$–	$–	$41,957

*  Less than $1

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2016:

	Ending Balance at 7/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Warrant	$41,957	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.42884

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2016, was $41,957. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(k)         The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(16,433,760)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2016:

Location	Market Price
Net realized gain on:
Call options written	$(2,812,378)
Net change in unrealized appreciation/depreciation of:
Call options written	$(7,115,732)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2016 was 39,537 call options written contracts.

Glossary:

ADR	- American Depositary Receipt
ASE	- American Stock Exchange
CBOE	- Chicago Board Options Exchange
SPDR	- Standard & Poor’s Depository Receipt

46 Semi-Annual Report | July 31, 2016 | See accompanying Notes to Financial Statements

Statements of Assets & Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$355,713,689, $680,487,533 and $1,392,487,886, respectively)	$323,645,620	$596,720,183	$1,385,259,170
Receivable for investments sold	18,947,011	11,814,953	3,746,856
Interest and dividends receivable	2,135,712	1,286,158	3,568,050
Prepaid expenses and other assets	27,036	14,714	47,327
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	6,426	17,905	43,738
Total Assets	344,761,805	609,853,913	1,392,665,141

Liabilities:
Loan payable	75,000,000	–	–
Payable for investments purchased	18,623,794	13,090,362	5,569,646
Dividends payable to common and mandatory redeemable preferred shareholders	1,822,642	–	–
Loan interest payable	815,361	–	–
Investment management fees payable	269,472	495,026	1,038,171
Accrued expenses	132,414	151,603	255,482
Call options written, at value (premiums received- $82,843, $426,975 and $7,250,204, respectively)	90,745	575,058	16,433,760
Trustees Deferred Compensation Plan payable (see Note 4)	6,426	17,905	43,738
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	126,760,854	14,329,954	23,340,797
Net Assets Applicable to Common Shareholders	$218,000,951	$595,523,959	$1,369,324,344

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	250,793,548	671,869,784	1,643,604,577
Undistributed (dividends in excess of) net investment income	(10,875,639)	6,148,812	(45,065,132)
Accumulated net realized gain (loss)	10,158,910	1,427,078	(212,803,777)
Net unrealized depreciation	(32,075,971)	(83,921,992)	(16,412,272)
Net Assets Applicable to Common Shareholders	$218,000,951	$595,523,959	$1,369,324,344
Common Shares Issued and Outstanding	10,274,970	27,708,965	94,801,581
Net Asset Value Per Common Share	$21.22	$21.49	$14.44

See accompanying Notes to Financial Statements | July 31, 2016 | Semi-Annual Report  47

Statements of Operations
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
Six Months ended July 31, 2016 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$3,774,238	$1,391,787	$3,084,541
Dividends (net of foreign withholding taxes of $14,371,$17,217 and $542,271, respectively)	1,775,203	7,299,386	20,073,641
Total Investment Income	5,549,441	8,691,173	23,158,182

Expenses:
Investment management	1,542,174	2,829,209	5,980,425
Loan Interest	1,186,706	–	–
Dividend	652,839	–	288,942
Custodian and accounting agent	74,584	64,680	156,117
Legal	40,468	25,298	45,110
Audit and tax services	38,760	38,710	47,255
Shareholder communications	20,060	36,036	84,630
Transfer agent	12,786	12,376	12,376
New York Stock Exchange listing	12,103	13,750	47,045
Trustees’	8,082	15,638	37,310
Insurance	4,481	6,136	12,852
Miscellaneous	22,250	6,191	42,330
Total Expenses	3,615,293	3,048,024	6,754,392

Net Investment Income	1,934,148	5,643,149	16,403,790

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,395,397	17,831,403	(4,055,017)
Call options written	(79,560)	11,136	(2,812,378)
Foreign currency transactions	–	(38)	–
Net change in unrealized appreciation/depreciation of: Investments	22,051,574	42,025,469	135,465,884
Call options written	(35,202)	(306,344)	(7,115,732)
Foreign currency transactions	–	454	–
Net realized and change in unrealized gain	31,332,209	59,562,080	121,482,757

Net Increase in Net Assets Resulting from Investment Operations	$33,266,357	$65,205,229	$137,886,547

48 Semi-Annual Report | July 31, 2016 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Six Months ended July 31, 2016 (unaudited)	Period from May 27, 2015* through January 31, 2016
Investment Operations:
Net investment income	$1,934,148	$2,045,765
Net realized gain	9,315,837	8,921,255
Net change in unrealized appreciation/depreciation	22,016,372	(54,092,343)
Net increase (decrease) in net assets resulting from investment operations	33,266,357	(43,125,323)
Dividends and Distributions to Common Shareholders from:
Net investment income	(10,400,314)	(6,840,347)
Net realized gains	–	(6,128,074)
Total dividends and distributions to common shareholders	(10,400,314)	(12,968,421)
Common Share Transactions:
Net proceeds from the sale of common stock	–	269,548,750
Cost of shares repurchased	(6,509,184)	(11,346,426)
Offering costs charged to paid-in capital in excess of par (See Note 1)	–	(564,500)
Net increase (decrease) from common share transactions	(6,509,184)	257,637,824
Total increase in net assets	16,356,859	201,544,080
Net Assets:
Beginning of period	201,644,092	100,012
End of period**	$218,000,951	$201,644,092
** Including dividends in excess of net investment income of:	$(10,875,639)	$(2,409,473)
Shares Activity:
Shares outstanding, beginning of period	10,661,039	4,189
Shares issued	–	11,290,000
Shares repurchased	(386,069)	(633,150)
Shares outstanding, end of period	10,274,970	10,661,039

* Commencement of operations.

See accompanying Notes to Financial Statements | July 31, 2016 | Semi-Annual Report 49

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Six Months ended July 31, 2016 (unaudited)	Year ended January 31, 2016
Investment Operations:
Net investment income	$5,643,149	$13,055,078
Net realized gain	17,842,501	26,229,402
Net change in unrealized appreciation/depreciation	41,719,579	(58,922,770)
Net increase (decrease) in net assets resulting from investment operations	65,205,229	(19,638,290)

Dividends and Distributions to Shareholders from:
Net investment income	–	(11,312,659)
Net realized gains	(21,058,813)	(30,804,968)
Total dividends and distributions to shareholders	(21,058,813)	(42,117,627)
Total increase (decrease) in net assets	44,146,416	(61,755,917)

Net Assets:
Beginning of period	551,377,543	613,133,460
End of period*	$595,523,959	$551,377,543
* Including undistributed net investment income of:	$6,148,812	$505,663

Dividend, Interest & Premium Strategy:

	Six Months ended July 31, 2016 (unaudited)	Year ended January 31, 2016
Investment Operations:
Net investment income	$16,403,790	$36,371,162
Net realized loss	(6,867,395)	(1,509,091)
Net change in unrealized appreciation/depreciation	128,350,152	(196,838,824)
Net increase (decrease) in net assets resulting from investment operations	137,886,547	(161,976,753)

Dividends and Distributions to Shareholders from:
Net investment income	(56,880,949)	(37,129,377)
Return of capital	–	(119,293,232)
Total dividends and distributions to shareholders	(56,880,949)	(156,422,609)
Total increase (decrease) in net assets	81,005,598	(318,399,362)

Net Assets:
Beginning of period	1,288,318,746	1,606,718,108
End of period*	$1,369,324,344	$1,288,318,746
* Including dividends in excess of net investment income of:	$(45,065,132)	$(4,587,973)

50 Semi-Annual Report | July 31, 2016 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Six Months ended July 31, 2016

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$33,266,357

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(343,404,145)
Proceeds from sales of long-term investments	360,508,290
(Purchases) sales of short-term investments, net	(2,212,356)
Net change in unrealized appreciation/depreciation	(22,016,372)
Net amortization/accretion on investments	(24,345)
Net realized gain	(9,315,837)
Proceeds from sale of written options	383,589
Payments to cover written options	(483,116)
Increase in payable for investments purchased	17,231,992
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(3,117)
Increase in Trustees Deferred Compensation Plan payable	3,117
Increase in receivable for investments sold	(16,757,124)
Decrease in interest and dividends receivable	53,264
Increase in prepaid expenses and other assets	(1,189)
Decrease in accrued expenses	(45,739)
Increase in investment management fees payable	3,993
Increase in loan interest payable	164,167
Net cash provided by operating activities	17,351,429

Cash Flows provided by Financing Activities:
Shares repurchased	(6,874,642)
Cash dividends paid	(10,476,787)
Net cash provided by financing activities	(17,351,429)
Net increase in cash	–

Cash:
Beginning of period	–
End of period	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$28,883,689
Cash Paid for Interest	$1,022,539

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

See accompanying Notes to Financial Statements | July 31, 2016 | Semi-Annual Report 51

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, collectively, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Diversified Income & Convertible to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager (each a “Sub-Adviser” and collectively the “Sub-Advisers”), serve as the Funds’ sub-advisers. The Investment Manager,

AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying

52 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Diversified Income & Convertible issued 11,200,000 shares of common stock in its initial public offering. An additional 90,000 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $25.00 per share. A sales load of $1.125 per share was deducted from gross offering proceeds. Offering costs of $564,500 (representing $0.05 per share) were also deducted from gross proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager paid all offering costs associated with the initial public offering (other than the sales load) exceeding $0.05 per share, which came to approximately $890,000. In addition, the underwriters commission and offering costs have been charged to paid-in-capital in excess of par.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where

July 31, 2016 | Semi-Annual Report 53

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuation of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

54 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

■                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended July 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and

July 31, 2016 | Semi-Annual Report 55

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends.

56 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and

July 31, 2016 | Semi-Annual Report 57

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. At July 31, 2016, it is anticipated that Dividend, Interest & Premium Strategy will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the

“Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

The Funds may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not

58 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. There were no open short sales at July 31, 2016.

July 31, 2016 | Semi-Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(l) Loan Interest Expense

Loan Interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(m) Contingent Value Rights

A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of

60 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

2. Principal Risks (continued)

declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a

July 31, 2016 | Semi-Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

2. Principal Risks (continued)

purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

There can be no assurance that repurchases of common shares by Diversified Income & Convertible pursuant to its Repurchase Plan (as defined in Note 9) caused the common shares to trade at a price equal to or in excess of NAV or prevented or reduced any decline in the market price of the common shares. Any acquisition of common shares by the Fund decreased the managed assets of the Fund

62 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

2. Principal Risks (continued)

and therefore tended to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Manager and the Sub-Adviser do not believe that repurchases of common shares interfered with the ability of the Fund to manage its investments in order to seek its investment objective, and do not believe any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this was the case. The Fund’s repurchase of shares under the Repurchase Plan was subject to certain conditions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws, including Regulation M, which may have prohibited such repurchases under certain circumstances.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

July 31, 2016 | Semi-Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

3. Financial Derivative Instruments (continued)

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Advisers & Deferred Compensation

Investment Manager/Sub-Advisers. Each Fund has an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ manages the equity component of the Fund and AllianzGI U.S. manages the convertible and index option strategy components of the Fund. AllianzGI U.S. serves as the sole sub-adviser to Diversified Income & Convertible and Equity & Convertible Income. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan for the Trustees that permits the Trustees to defer their receipt of compensation from the Funds,

64 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

4. Investment Manager/Sub-Advisers & Deferred Compensation (continued)

at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. Investments in Securities

For the six months ended July 31, 2016, purchases and sales of investments, other than short-term securities were:

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Purchases	$343,404,145	$270,839,054	$244,908,523
Sales	359,955,808	280,632,143	278,790,512

At July 31, 2016, the Diversified Income & Convertible had the following unfunded loan commitment under a debtor-in-possession financing which could be extended at the option of the in-bankruptcy issuer:

Borrower	Principal Amount
SFX Entertainment, Inc.	$44,433

6. Income Tax Information

At July 31, 2016, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before call options written) for federal income tax purposes were as follows:

	Federal Tax	Unrealized	Unrealized	Net Unrealized
	Cost Basis (1)	Appreciation	Depreciation	Depreciation
Diversified Income & Convertible	$356,630,676	$1,786,045	$34,771,101	$(32,985,056)
Equity & Convertible Income	680,598,584	15,087,591	98,965,992	(83,878,401)
Dividend, Interest & Premium Strategy	1,364,100,899	134,916,863	143,758,592	(8,841,729)

(1)         Difference between book and tax cost basis are primarily attributable to the differing treatment of bond amortization and wash sale loss deferrals.

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory

Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due

July 31, 2016 | Semi-Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

7. Long-Term Financing Arrangements (continued)

November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long- Term Financing Arrangements refinanced a portion of the

Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. Diversified Income & Convertible continues to maintain a short-term credit facility at variable interest rates for a portion of its borrowings.

Mandatory Redeemable Preferred Shares

At July 31, 2016, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at July 31, 2016:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as dividends payable to mandatory redeemable preferred shareholders. For the period ended July 31, 2016, Diversified Income & Convertible paid $651,000 in distributions to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the

Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. Diversified Income & Convertible is subject to periodic asset coverage testing and must redeem some or all of the MRPS when its asset coverage declines below certain levels.

Senior Secured Notes

At July 31, 2016, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes

66 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

7. Long-Term Financing Arrangements (continued)

are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Loan interest expense of $990,472 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2016:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, asset coverage requirements, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At July 31, 2016, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at July 31, 2016 was 1.66%. During the six months ended July 31, 2016, the weighted average daily balance was $25,000,000 at the weighted average interest rate of 1.55%. With respect to the margin agreement, loan interest expense of $196,234 is included in the Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan was intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan remained in effect until

July 31, 2016 | Semi-Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

9. Common Share Repurchase Plan (continued)

230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund repurchased its common shares in the open market on any trading day when the Fund’s common shares were trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF had not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases were made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares were repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, repurchased its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan were made by the Fund at a discount to then current NAV of the common shares and therefore were accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may have had the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV. Effective April 22, 2016, the Common Share Repurchase Plan was discontinued.

For the six months ended July 31, 2016, the Fund repurchased 386,069 shares of its common stock on the open market, which represented approximately 4% of shares outstanding as of July 31, 2016 at a total cost, inclusive of commissions ($0.03 per share), of $6,509,184 at a per-share weighted average discount to NAV of 12.37%.

10. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2016, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable September 1, 2016 to common shareholders of record on August 11, 2016.

On September 1, 2016, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable October 3, 2016 to common shareholders of record on September 12, 2016.

68 Semi-Annual Report | July 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2016 (unaudited)

10. Subsequent Events (continued)

On September 2, 2016, the following quarterly distributions were declared to shareholders, payable September 23, 2016 to shareholders of record on September 12, 2016:

Equity & Convertible Income	$0.38 per share
Dividend, Interest & Premium Strategy	$0.30 per share

On October 1, 2016, it is anticipated that the Investment Manager will merge into AllianzGI U.S. The merger will not result in any change of control and all services provided by the Investment Manager will continue to be provided by AllianzGI U.S.

There were no other subsequent events identified that require recognition or disclosure.

July 31, 2016 | Semi-Annual Report 69

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period:

	Six Months ended July 31, 2016 (unaudited)		For the period May 22, 2015* through January 31, 2016

Net asset value, beginning of period	$18.91		$23.88
Investment Operations:
Net investment income (1)	0.19		0.18
Net realized and change in unrealized gain (loss)	3.04		(4.09)
Total from investment operations	3.23		(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.00)		(0.62)
Net realized gains	–		(0.55)
Total dividends and distributions to common shareholders	(1.00)		(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		(0.05)
Accretion to net asset value resulting from share repurchases	0.08		0.16
Net asset value, end of period	$21.22		$18.91
Market price, end of period	$18.98		$16.40
Total Investment Return (2)	22.41%		(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$218,001		$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.54	%(3)	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.38	%(3)	2.56	%(3)
Ratio of net investment income to average net assets (5)	1.90	%(3)	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$206		$193
Portfolio turnover rate	113%		149%

*                 Commencement of operations.

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Interest expense relates to participation in the debt financing (See Note 7 and Note 8).

(5)         Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

70  Semi-Annual Report | July 31, 2016 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2016		Year ended January 31,
	(unaudited)		2016	2015	2014		2013	2012

Net asset value, beginning of period	$19.90		$22.13	$21.79	$20.10		$19.28	$20.28
Investment Operations:
Net investment income	0.20		0.47	0.53	0.56		0.39	0.36
Net realized and change in unrealized gain (loss)	2.15		(1.18)	1.13	2.49		1.55	(0.24)
Total from investment operations	2.35		(0.71)	1.66	3.05		1.94	0.12
Dividends and Distributions to Shareholders from:
Net investment income	–		(0.41)	(0.63)	(0.92)		(0.28)	(0.46)
Net realized gains	(0.76)		(1.11)	(0.69)	(0.44)		(0.84)	(0.66)
Total dividends and distributions to shareholders	(0.76)		(1.52)	(1.32)	(1.36)		(1.12)	(1.12)
Net asset value, end of period	$21.49		$19.90	$22.13 (1)	$21.79		$20.10	$19.28
Market price, end of period	$19.28		$16.97	$20.01	$18.73		$17.91	$17.22
Total Investment Return (2)	18.47%		(8.01)%	14.07%	12.35%		10.92%	(4.85)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$595,524		$551,378	$613,133	$603,786		$448,384	$430,095
Ratio of expenses to average net assets	1.08	%(3)	1.10%	1.13%	1.09	%(4)	1.09%	1.08%
Ratio of net investment income to average net assets	1.99	%(3)	2.15%	2.34%	2.39	%(4)	2.06%	1.87%
Portfolio turnover rate	48%		110%	63%	82%		122%	118%

(1)         Payment from affiliates increased the net asset value by less than $0.01.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Inclusive of Reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | July 31, 2016 | Semi-Annual Report 71

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2016		Year ended January 31,
	(unaudited)		2016	2015	2014		2013	2012
Net asset value, beginning of period	$13.59		$16.95	$18.19	$17.91		$18.06	$19.12
Investment Operations:
Net investment income	0.17		0.38	0.41	0.49		0.53	0.52
Net realized and change in unrealized gain (loss)	1.28		(2.09)	0.15	1.59		1.12	0.22
Total from investment operations	1.45		(1.71)	0.56	2.08		1.65	0.74
Dividends and Distributions to Shareholders from:
Net investment income	(0.60)		(0.39)	(0.65)	(0.54)		(0.67)	(0.56)
Net realized gains	–		–	–	–		–	(0.85)
Return of capital	–		(1.26)	(1.15)	(1.26)		(1.13)	(0.39)
Total dividends and distributions to shareholders	(0.60)		(1.65)	(1.80)	(1.80)		(1.80)	(1.80)
Net asset value, end of period	$14.44		$13.59	$16.95 (1)	$18.19		$17.91	$18.06
Market price, end of period	$12.73		$11.50	$15.88	$17.86		$16.65	$17.30
Total Investment Return (2)	16.23%		(18.68)%	(1.75)%	18.83%		6.83%	9.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,369,324		$1,288,319	$1,606,718	$1,719,489		$1,692,659	$1,706,770
Ratio of expenses to average net assets	1.02	%(3)	0.97%	0.96%	0.94	%(4)	0.97%	0.97%
Ratio of net investment income to average net assets	2.47	%(3)	2.41%	2.20%	2.69	%(4)	2.97%	2.83%
Portfolio turnover rate	19%		54%	47%	48%		46%	50%

(1)         Payment from affiliates increased the net asset value by $0.02.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Inclusive of reimbursement from Investment Manager of 0.02%.

72 Semi-Annual Report | July 31, 2016 | See accompanying Notes to Financial Statements

Annual Shareholder Meeting Results (unaudited)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their meeting of shareholders on June 30, 2016. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Alan Rappaport – Class I to serve until the annual meeting for the 2019-2020 fiscal year*	1,200,000	0
Election of James A. Jacobson – Class II to serve until the annual meeting for the 2017-2018 fiscal year*	1,200,000	0
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,201,229	169,318
Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,197,245	173,302
Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,195,676	174,871
Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,201,229	169,318
Election of Barbara R. Claussen† – Class III to serve until the annual meeting for the 2018-2019 fiscal year	10,193,924	176,623

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, F. Ford Drummond, and James S. MacLeod continued to serve as Trustees of the Fund.

*             Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Diversified Income & Convertible were elected by common and preferred shareholders voting together as a single class.

†            Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2019-2020 fiscal year	22,215,044	3,111,250
Re-election of Bradford K. Gallagher – Class III to serve until the annual meeting for the 2019 -2020 fiscal year	22,215,662	3,110,632
Election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2018-2019 fiscal year	22,233,909	3,092,385
Election of Barbara R. Claussen† – Class III to serve until the annual meeting for the 2019-2020 fiscal year	22,234,015	3,092,279

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Alan Rappaport, F. Ford Drummond, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Davey S. Scoon and James S. MacLeod continued to serve as Trustees of the Fund.

†  Interested Trustee

July 31, 2016 | Semi-Annual Report 73

Annual Shareholder Meeting Results (unaudited) (continued)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,173,625	5,356,336
Re-election of Bradford K. Gallagher – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,099,031	5,430,930
Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,103,771	5,426,190
Election of A. Douglas Eu† – Class I to serve until the annual meeting for the 2018-2019 fiscal year	79,199,420	5,330,541
Election of Barbara R. Claussen† – Class II to serve until the annual meeting for the 2019-2020 fiscal year	79,227,119	5,302,842

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Davey S. Scoon, F. Ford Drummond, Alan Rappaport and James S. MacLeod continued to serve as Trustees of the Fund.

†  Interested Trustee

74 Semi-Annual Report | July 31, 2016

Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to the Board of Trustees:

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of each Fund.

Effective April 25, 2016, A. Douglas Eu became a Class I Trustee of Dividend, Interest & Premium Strategy and a Class II Trustee of Diversified Income & Convertible and Equity & Convertible. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds, was appointed President and Chief Executive Officer to the Funds.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds, was appointed Chief Legal Officer and Secretary to the Funds.

Proxy Voting Policies & Procedures

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

July 31, 2016 | Semi-Annual Report 75

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s (as defined below) Investment Management Agreement with Allianz Global Investors Fund Management LLC (the “Investment Manager”) (for purposes of this section, the “Advisory Agreements”) and Portfolio Management Agreements between (1) the Investment Manager and Allianz Global Investors U.S. LLC (“AllianzGI US”) with respect to AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Diversified Income & Convertible Fund (“ACV” and, together with NFJ and NIE, for the purposes of this section, the “Funds”) and (2) the Investment Manager and NFJ Investment Group LLC (“NFJ LLC” and, together with AllianzGI US, the “Sub-Advisers”) with respect to NFJ (for purposes of this section, the “Sub-Advisory Agreements,” and together with the Advisory Agreements, the “Agreements”). The Trustees met in person on June 8, 2016 for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements for an additional year commencing July 1, 2016 for NFJ, NIE and ACV. The Funds’ Contracts Committees, which are comprised of all of the Independent Trustees, met on May 24, 2016 and June 8, 2016 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for each Fund using its respective Broadridge peer universe for performance and expense comparisons.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Advisers under the applicable Agreement.

In advance of their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the total return investment performance (based on net asset value and market value) of the Funds for various time periods, and the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Broadridge (the “Broadridge performance universe”); (ii) information provided by

76 Semi-Annual Report | July 31, 2016

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Broadridge on the Funds’ management fees and other expenses, and the management fees and other expenses of comparable funds identified by Broadridge (based both on common share and leveraged assets combined (if applicable), and on common share assets alone); (iii) information regarding the investment performance and management fees for other funds and accounts managed by the Investment Manager and/or the Sub-Advisers with strategies that have similarities (but none of which were substantially similar) to those of the Funds; (iv) the estimated profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their relationship with the Funds for the one-year periods ended December 31, 2015 and 2014, respectively (or such shorter periods, as applicable); (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Funds, including portfolio management, compliance monitoring, trading and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Advisers, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, total return investment performance based on net asset value and market value, related share price premium and/or discount information, performance (based on net asset value and market value) relative to each Fund’s Broadridge peer group, total expense ratio and management fee comparisons between each Fund and its Broadridge peer group and trends in profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their advisory relationship with each Fund; and (viii) “Focus Group Scorecards” that rated each Fund’s performance and fees and expenses with respect to selected metrics against Broadridge peers.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance

July 31, 2016 | Semi-Annual Report  77

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

information was prepared and provided by Broadridge or AllianzGI US and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Broadridge performance universe (based on net asset value) for the one-year, three-year, five-year and ten-year periods (to the extent available) ended March 31, 2016.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers, as well as the Sub-Advisers’ broker selection process and trading operations; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and the Sub-Advisers; employee compensation; and the operational infrastructure, including technology and systems, of the Investment

Manager and the Sub-Advisers. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the Sub-Advisers; the specific contractual obligations of the Investment Manager and the Sub-Advisers pursuant to the Agreements; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Advisers’ ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that each Sub-Adviser’s investment processes, research capabilities and philosophy were well suited to each of the applicable Funds, given their respective investment objectives and policies, that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that the Investment Manager and each of the Sub-Advisers would otherwise be able to provide services to the Funds of sufficient extent and quality.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets

78 Semi-Annual Report | July 31, 2016

Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

attributable to common shares and the management fee and total expense ratios as a percentage of average net assets attributable to common shares of peer expense groups of funds based on information provided by Broadridge. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge, as applicable, and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Broadridge peers as to performance and management fee and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of any expense waivers/reimbursements (although none exist for the Funds).

Dividend, Interest & Premium Strategy

The Trustees noted that the expense group for the Fund provided by Broadridge consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the six funds in the expense group ranged from $272.4 million to $1.662 billion, and that one fund in the group was larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of six funds in the expense group for both total expense ratio based on common share assets and actual management fees based on common share assets (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the expense group).

With respect to total return performance relative to its Broadridge performance universe (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-, three- and ten-year periods and fourth quintile performance for the five-year period, each ended March 31, 2016.

Equity & Convertible Income

The Trustees noted that the expense group for the Fund provided by Broadridge consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the seven funds in the expense group ranged from $268.8 million to $954.5 million, and that two funds in the group were larger in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of seven funds in the expense group for both total expense ratio based on common share assets and actual management fees based on common share assets (with funds ranked first having the lowest fees/expenses and ranked seventh having the highest fees/expenses in the expense group).

July 31, 2016 | Semi-Annual Report 79

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

With respect to total return performance relative to its Broadridge performance universe (based on net asset value), the Trustees noted that the Fund was ranked first out of four funds for performance for the one-, three- and five-year periods, each ended March 31, 2016.

Diversified Income & Convertible Fund

The Trustees reviewed the Fund’s ranking within its peer expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, as applicable. The Fund’s ranking within its peer expense group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined was also considered.

The Trustees noted that the expense group for the Fund provided by Broadridge consisted of a total of eleven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the eleven funds in the expense group ranged from $82.6 million to $325.1 million, and that four funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked eleventh out of eleven funds in the expense group for both total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined and ninth in the expense group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eleventh having the highest fees/expenses in the expense group).

With respect to total return performance relative to its Broadridge performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the period since inception on May 27, 2015.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Broadridge and management.

The Trustees were advised that the Investment Manager and the Sub-Advisers do not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager and/or the Sub-Advisers to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Sub-Advisers. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such

80 Semi-Annual Report | July 31, 2016

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

separate account clients. However, the Trustees were advised that the Investment Manager and Sub-Advisers generally provide broader and more extensive services to the Funds in comparison to separate accounts, and incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by the Investment Manager that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that ACV has preferred shares or senior notes outstanding to provide leverage, which increase the amount of management fees payable by ACV under the Agreement (because the Fund’s fees are calculated based on average daily managed assets, including assets attributable to any outstanding borrowings, issued debt securities or preferred shares, reverse repurchase agreements and dollar rolls). The Trustees took into account that the Investment Manager and AllianzGI US have a financial incentive for ACV to continue to have preferred shares, or senior notes and other borrowings outstanding, which may create a conflict of interest between the Investment Manager and AllianzGI US, on one hand, and ACV’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and AllianzGI US and related presentations as to why ACV’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered AllianzGI US’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager or AllianzGI US receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees considered that NFJ, NIE and ACV do not currently intend to raise additional assets, and the Trustees therefore did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. The Trustees considered that, as the assets of the Funds grow, certain economies of scale and other efficiencies may

July 31, 2016 | Semi-Annual Report 81

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager and the Sub-Advisers as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager and the Sub-Advisers.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Advisers’ responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or the applicable Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to each Fund was in best the interests of the Fund and its shareholders, and should be approved.

82 Semi-Annual Report | July 31, 2016

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle nonpublic personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

July 31, 2016 | Semi-Annual Report 83

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to

84 Semi-Annual Report | July 31, 2016

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Barbara R. Claussen	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Sub-Advisors
A. Douglas Eu	Allianz Global Investors U.S. LLC
Bradford K. Gallagher	1633 Broadway
James A. Jacobson	New York, NY 10019
Hans W. Kertess	NFJ Investment Group LLC
James S. MacLeod	2100 Ross Avenue, Suite 700
William B. Ogden, IV	Dallas, TX 75201
Alan Rappaport
Custodian & Accounting Agent
Fund Officers	Brown Brothers Harriman & Co
Thomas J. Fuccillo	50 Post Office Square
President & Chief Executive Officer	Boston, MA 02110
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer	Transfer Agent, Dividend Paying Agent
Angela Borreggine	and Registrar
Chief Legal Officer & Secretary	American Stock Transfer & Trust Company, LLC
Thomas L. Harter	6201 15th Avenue
Chief Compliance Officer	Brooklyn, NY 11219
Scott Whisten
Assistant Treasurer	Independent Registered Public Accounting Firm
Orhan Dzemaili	PricewaterhouseCoopers LLP
Assistant Treasurer	300 Madison Avenue
Richard J. Cochran	New York, NY 10017
Assistant Treasurer
Debra Rubano	Legal Counsel
Assistant Secretary	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2016-07-27-16040

Allianz Global Investors Distributors LLC	AZ601SA_073116

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

				(c) Total Number of Shares Purchased as	(d) Maximum Number of
				Part of Publicly	Shares (or Units) that May
	(a) Total Number	(b) Average Price		Announced	Yet Be Purchased Under the
Period	of Shares Purchased	Paid per Share		Plans or Programs(2)	Plans or Programs(2)
February 1-29, 2016	142,301	15.77	(1)	142,301	N/A
March 1-31, 2016	150,137	17.33	(1)	150,137	N/A
April 1-21, 2016	93,482	17.68	(1)	93,482	N/A
Totals	385,920			385,920

(1)         Subject to fees of up to $0.03 per share repurchased.

(2)         At the Fund’s organizational meeting held on April 20, 2015, the Board of Trustees authorized the Fund’s common share repurchase plan (the “Repurchase Plan”). The Repurchase Plan became effective on September 4, 2015 and is to remain in effect until April 21, 2016.  Under the terms of the Repurchase Plan, the Fund repurchases its common shares in the open market on any trading day when the Fund’s common shares are trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF have not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. On any day that shares are repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Securities Exchange Act and other applicable laws, including Regulation M, repurchases its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is 25% of the average daily trading volume of the common shares over the trailing four week period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI Diversified Income & Convertible Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: October 3, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President and Chief Executive Officer

Date: October 3, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: October 3, 2016